SL GREEN
REALTY CORP.

FOURTH QUARTER 2018
SUPPLEMENTAL DATA

December 31, 2018

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.
As of December 31, 2018, the Company held interests in 101 Manhattan buildings totaling 46.0 million square feet. This included ownership interests in 27.8 million square feet of Manhattan buildings and 18.2 million square feet of buildings securing debt and preferred equity investments. In addition, the Company held ownership interests in 7 suburban properties comprised of 15 buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

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SL Green maintains a website at https://slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.
SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2018 that will be released on Form 10-K to be filed on or before February 28, 2019.

Supplemental Information	2	Fourth Quarter 2018

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	25

Summary of Ground Lease Arrangements	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Composition of Property Portfolio	30	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38	-	41
Annual Lease Expirations	42	-	44

Summary of Real Estate Acquisition/Disposition Activity	45	-	49

Corporate Information	50

Non-GAAP Disclosures and Reconciliations	51

Analyst Coverage	54

Supplemental Information	3	Fourth Quarter 2018

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2018:	Removed from Same-Store in 2018:
11 Madison Avenue	600 Lexington Avenue (sold)
10 East 53rd Street	609 Fifth Avenue (in redevelopment)
1552-1560 Broadway	635 Madison (sold)
605 West 42nd Street	1745 Broadway (sold)
115 Spring Street	115-117 Stevens Avenue (sold)
400 East 57th Street	Reckson Executive Park (sold)
724 Fifth Avenue (sold)
3 Columbus Circle (sold)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs. Costs incurred prior to leasing available square feet are not included until such space is leased.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Fourth Quarter 2018

FOURTH QUARTER 2018 HIGHLIGHTS Unaudited

New York, NY, January 23, 2019 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net loss attributable to common stockholders for the quarter ended December 31, 2018 of $61.2 million, or $0.73 per share, as compared to net income attributable to common stockholders of $28.0 million, or $0.29 per share, for the same quarter in 2017. Net loss attributable to common stockholders for the fourth quarter of 2018 included $130.5 million, or $1.48 per share, of net gains recognized from the sale of real estate, offset by $220.9 million, or $2.50 per share, of depreciable real estate reserves related to the Company's suburban portfolio, which the Company has stated it intends to dispose of.
The Company also reported net income attributable to common stockholders for the year ended December 31, 2018 of $232.3 million, or $2.67 per share, as compared to net income attributable to common stockholders of $86.4 million, or $0.87 per share, for 2017. Net income attributable to common stockholders for the year ended December 31, 2018 includes $273.2 million, or $2.98 per share, of net gains recognized from the sale of real estate offset by $227.5 million, or $2.49 per share, of depreciable real estate reserves, as compared to net gains recognized from the sale of real estate of $89.4 million, or $0.86 per share, for 2017.
The Company reported FFO for the quarter ended December 31, 2018 of $142.7 million, or $1.61 per share, net of $14.9 million, or $0.17 per share, related to the early repayment of the debt at One Madison Avenue, as compared to FFO for the same period in 2017 of $161.7 million, or $1.60 per share.
The Company also reported FFO for the year ended December 31, 2018 of $605.7 million, or $6.62 per share, net of $14.9 million, or $0.16 per share, related to the early repayment of the debt at One Madison Avenue, as compared to FFO for 2017 of $667.3 million, or $6.45 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended December 31, 2018, the Company reported consolidated revenues and operating income of $317.0 million and $158.2 million, respectively, compared to $361.3 million and $204.7 million, respectively, for the same period in 2017.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 2.7% for the quarter ended December 31, 2018, or 2.8%, excluding lease termination income. For the quarter, consolidated property same-store cash NOI increased by 4.4% to $131.7 million, or 4.3% to $131.4 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI decreased by (1.3)% to $51.8 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI during the quarter.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 4.9% for the year ended December 31, 2018, or 4.5%, excluding lease termination income, as compared to 2017. For the year ended December 31, 2018, consolidated property same-store cash NOI increased by 4.8% to $514.5 million, or 4.2% to $509.3 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 5.1% to $204.2 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI in 2018.

During the fourth quarter, the Company signed 44 office leases in its Manhattan portfolio totaling 837,881 square feet. Thirty leases comprising 486,066 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $80.31 per rentable square foot, representing an 8.6% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the fourth quarter was 14.9 years, or 15.6 years including the office leases signed at One Vanderbilt, and average tenant concessions were 8.8 months of free rent with a tenant improvement allowance of $53.85 per rentable square foot.
During 2018, the Company signed 180 office leases in its Manhattan portfolio totaling 2,271,049 square feet. One hundred twenty-four leases comprising 1,217,689 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $75.69 per rentable square foot, representing a 6.5% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in 2018 was 11.6 years, or 13.0 years including the office leases signed at One Vanderbilt, and average tenant concessions were 6.9 months of free rent with a tenant improvement allowance of $63.36 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.7% as of December 31, 2018, inclusive of 307,416 square feet of leases signed but not yet commenced, as compared to 95.7% at September 30, 2018 and 95.8% at December 31, 2017.
During the fourth quarter, the Company signed 9 office leases in its Suburban portfolio totaling 137,882 square feet. Five leases comprising 124,362 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $26.60 per rentable square foot, representing a 4.9% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the fourth quarter was 7.5 years and average tenant concessions were 6.8 months of free rent with a tenant improvement allowance of $24.26 per rentable square foot.
During 2018, the Company signed 49 office leases in its Suburban portfolio totaling 374,097 square feet. Thirty-three leases comprising 211,716 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $30.34 per rentable square foot, representing a 3.7% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in 2018 was 7.5 years and average tenant concessions were 7.5 months of free rent with a tenant improvement allowance of $23.71 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 91.8% as of December 31, 2018, inclusive of 12,606 square feet of leases signed but not yet commenced, as compared to 92.1% at September 30, 2018 and 92.7% at December 31, 2017.
Significant leases that were signed in the fourth quarter included:

•	New lease with WeWork for 138,563 square feet at 609 Fifth Avenue, for 16.4 years;

Supplemental Information	5	Fourth Quarter 2018

FOURTH QUARTER 2018 HIGHLIGHTS Unaudited

•	New lease with TD Securities for 118,872 square feet at One Vanderbilt Avenue, for 21.5 years;

•	Renewal with FujiFilm Holdings America Corporation for 124,119 square feet at 200 Summit Lake Drive in Valhalla, New York, for 7.6 years;

•	Renewal and expansion with Mercy College for 95,370 square feet at 2 Herald Square, for 30.0 years;

•	New lease with TD Securities for 52,450 square feet at 125 Park Avenue, for 22.6 years;

•	Renewal and expansion with Teneo Holding LLC for 46,199 square feet at 280 Park Avenue, for 3.6 years;

•	New lease with MFA Financial Inc. for 30,169 square feet at One Vanderbilt Avenue, for 15.0 years; and

•	New lease with WeWork for 60,268 square feet at 2 Herald Square, for 17.0 years.
Marketing, general and administrative, or MG&A, expense for the year ended December 31, 2018 was $92.6 million, or 5.2% of total combined revenues as compared to $100.5 million for the prior year.
Investment Activity
In November, the Company announced that its Board of Directors had authorized a $500 million increase to the size of its share repurchase program, bringing the program total to $2.5 billion. To date, the Company has acquired 18.4 million shares of its common stock and redeemed 0.4 million common units of its Operating Partnership, or OP units, under the program at an average price of $98.51 per share/unit, allowing the Company to save approximately $64.1 million of common dividends and distributions on an annualized basis.
In December, the Company announced that it had entered into an agreement to purchase a majority and controlling interest in 460 West 34th Street.  The transaction values the 20-story Class-A office building at a gross purchase price of $440 million. After taking into account earlier structured investments made through our debt and preferred equity platform, the Company's blended average basis in the property will be $528 per square foot. The transaction is expected to close in the first half of 2019.
In November, the Company entered into an agreement to sell its 20.0% interest in 131-137 Spring Street to Invesco Real Estate, the current owner of the remaining 80.0% interest. The transaction closed in January 2019 and generated net cash proceeds to the Company of $15.2 million.
In November, the Company completed the recapitalization of 2 Herald Square, which included securing $150.0 million of new mortgage financing and closing on the previously announced sale of a 49.0% interest in the property to an Israeli institutional investor.
In November, the Company acquired 66,186 zoning square feet of development rights for its planned 31-Story Mixed-Use Affordable New York residential project at 185 Broadway in lower Manhattan. Through this transaction, SL Green also obtained a light and air easement and cantilever right over 189 Broadway for the purpose of permitting lot line windows and maximizing efficient residential floor plates.
In November, the Company closed on the previously announced sale of its 48.9% interest in 3 Columbus Circle to the Moinian Group, the owner of the remaining 51.1% interest. The transaction generated net cash proceeds to the Company of $223.0 million.
In October, the Company closed on the previously announced sale of its interests in 1231 Third Avenue and an Upper East Side residential assemblage, which consists of 260 East 72nd Street, 31,076 square feet of development rights, 252-254 East 72nd Street, 257 East 71st Street and 259 East 71st Street, for a combined sales price of $143.8 million.
In December, the Company acquired 712 Madison Avenue. The five-story building is located on Madison Avenue between 63rd and 64th Streets on Manhattan's Upper East Side and offers 6,362 square feet of retail space. The property is currently 100% occupied by David Yurman.
In September, the Company acquired the retail co-op at 133 Greene Street in Soho. The 6,425 square foot retail space, inclusive of 3,300 square feet on grade, is located along one of SoHo's most popular shopping corridors, across from Paul Smith and close proximity to Apple's local flagship. The property is currently 100% occupied by Dior Homme.
The properties at 712 Madison Avenue and 133 Greene Street previously served as collateral for debt and preferred equity investments and were acquired through negotiated transactions with the respective sponsors of each investment.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio decreased to $2.13 billion at December 31, 2018, including $2.10 billion of investments at a weighted average current yield of 9.0% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.03 billion at a weighted average current yield of 6.6% that are included in other balance sheet line items for accounting purposes.
During the fourth quarter, the Company originated or acquired new debt and preferred equity investments totaling $156.5 million, all of which was retained and $129.0 million of which was funded. New mortgage investments totaled $55.0 million, all of which was retained and $30.0 million of which was funded, at a weighted average current yield of 6.6%. New subordinate debt and preferred equity investments totaled $101.5 million, all of which was retained and $99.0 million of which was funded, at a weighted average yield of 7.4%.
During the fourth quarter, the Company recorded reserves of $5.8 million, or $0.07 per share, against two debt and preferred investments totaling $159.9 million that are being marketed for sale.
In November, the Company completed the second phase of its preferred equity investment at in 245 Park Avenue. The Company’s investment now totals $148.2 million and the Company will serve as the building’s property manager, overseeing all leasing and operations.

Supplemental Information	6	Fourth Quarter 2018

FOURTH QUARTER 2018 HIGHLIGHTS Unaudited

Financing Activity
In December, the Company closed on a $150 million mortgage financing of 2 Herald Square. The new mortgage has a 3-year term, with two one year extension options and bears interest at a floating rate of 1.55% per annum over LIBOR.
In November, the Company closed on a $225.0 million construction facility for 185 Broadway. The floating rate facility has a term of three years, with two one year extension options and bears interest at an initial floating rate of 2.85% over LIBOR.
In November, the Company, along with its joint venture partners, refinanced One Vanderbilt Avenue's construction facility, increasing the facility size from $1.5 billion to $1.75 billion and decreasing the interest rate by 75 basis points. The significant improvement in terms was due, in large part, to the rapid pace of leasing and construction progress.
Dividends
In the fourth quarter of 2018, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.85 per share of common stock, which was paid on January 15, 2019 to shareholders of record on the close of business on January 2, 2019; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2018 through and including January 14, 2019, which was paid on January 15, 2019 to shareholders of record on the close of business on January 2, 2019, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 24, 2019 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 9675583.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 9675583. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	7	Fourth Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$(0.73)	$1.03	$1.19	$1.12	$0.29
Funds from operations (FFO) available to common stockholders - diluted	$1.61	$1.66	$1.69	$1.66	$1.60

Common Share Price & Dividends
Closing price at the end of the period	$79.08	$97.53	$100.53	$96.83	$100.93
Closing high price during period	$96.88	$105.86	$101.59	$100.95	$105.01
Closing low price during period	$77.63	$96.01	$94.27	$90.61	$94.15
Common dividend per share	$0.8500	$0.8125	$0.8125	$0.8125	$0.8125

FFO payout ratio (trailing 12 months)	49.7%	49.2%	49.9%	48.6%	48.7%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	86.8%	77.0%	82.6%	81.2%	76.9%

Common Shares & Units
Common shares outstanding	83,684	85,594	85,725	89,135	92,803
Units outstanding	4,131	4,601	4,700	4,715	4,453
Total common shares and units outstanding	87,815	90,195	90,425	93,850	97,256

Weighted average common shares and units outstanding - basic	88,187	90,209	91,882	95,203	100,532
Weighted average common shares and units outstanding - diluted	88,376	90,428	92,083	95,256	100,779

Market Capitalization
Market value of common equity	$6,944,410	$8,796,718	$9,090,425	$9,087,496	$9,816,048
Liquidation value of preferred equity/units	530,427	531,285	531,384	531,584	531,734
Consolidated debt	5,591,918	5,633,016	5,902,899	5,460,586	5,910,596
Consolidated market capitalization	$13,066,755	$14,961,019	$15,524,708	$15,079,666	$16,258,378
SLG share of unconsolidated JV debt	3,845,901	3,949,528	4,088,628	4,333,451	4,184,387
Market capitalization including SLG share of unconsolidated JVs	$16,912,656	$18,910,547	$19,613,336	$19,413,117	$20,442,765

Consolidated debt service coverage (trailing 12 months)	3.10x	3.13x	3.09x	3.15x	3.07x
Consolidated fixed charge coverage (trailing 12 months)	2.57x	2.60x	2.59x	2.65x	2.60x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.32x	2.39x	2.43x	2.56x	2.60x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.02x	2.08x	2.12x	2.23x	2.26x

Supplemental Information	8	Fourth Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2018		9/30/2018	6/30/2018	3/31/2018	12/31/2017

Selected Balance Sheet Data
Real estate assets before depreciation	$8,513,935		$9,283,952	$9,294,349	$8,968,049	$10,665,993
Investments in unconsolidated joint ventures	$3,019,020		$3,070,825	$3,059,985	$3,034,596	$2,362,989
Debt and preferred equity investments	$2,099,393		$1,977,057	$2,168,515	$2,085,871	$2,114,041
Cash and cash equivalents	$129,475		$160,248	$287,240	$288,808	$127,888
Investment in marketable securities	$28,638		$28,538	$28,570	$28,252	$28,579

Total assets	$12,751,358		$13,455,002	$13,713,928	$13,380,870	$13,982,904

Fixed rate & hedged debt	$3,543,476		$3,506,466	$3,765,899	$3,795,560	$4,305,165
Variable rate debt	2,048,442	(1)	2,126,550	2,137,000	1,665,026	1,605,431
Total consolidated debt	$5,591,918		$5,633,016	$5,902,899	$5,460,586	$5,910,596
Deferred financing costs, net of amortization	(50,218)		(47,220)	(45,488)	(48,152)	(56,690)
Total consolidated debt, net	$5,541,700		$5,585,796	$5,857,411	$5,412,434	$5,853,906

Total liabilities	$6,115,271		$6,418,799	$6,683,877	$6,065,849	$6,629,761

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,884,452		$6,021,150	$6,282,993	$6,314,189	$6,686,521
Variable rate debt, including SLG share of unconsolidated JV debt	3,553,367	(1)	3,561,394	3,708,534	3,479,848	3,408,462
Total debt, including SLG share of unconsolidated JV debt	$9,437,819		$9,582,544	$9,991,527	$9,794,037	$10,094,983

Selected Operating Data
Property operating revenues	$247,519		$250,866	$238,421	$241,768	$306,870
Property operating expenses	(109,343)		(115,164)	(110,405)	(113,751)	(138,537)
Property NOI	$138,176		$135,702	$128,016	$128,017	$168,333
SLG share of unconsolidated JV Property NOI	79,578		77,389	88,042	84,801	67,757
Property NOI, including SLG share of unconsolidated JV Property NOI	$217,754		$213,091	$216,058	$212,818	$236,090
Investment income	57,952		48,977	49,273	45,290	45,130
Other income	11,565		7,702	13,422	14,637	9,342
Marketing general & administrative expenses	(26,030)		(20,594)	(22,479)	(23,528)	(28,136)
SLG share of investment income and other income from unconsolidated JVs	3,810		5,642	2,749	4,379	6,683
Income taxes	964		168	1,092	507	1,432
Transaction costs, including SLG share of unconsolidated JVs	(426)		(163)	(348)	(162)	2,199
Loan loss and other investment reserves, net of recoveries	(5,752)		(1,087)	—	—	—
Loss on early extinguishment of debt	(14,889)		(2,194)	—	—	—
EBITDAre	$244,948		$251,542	$259,767	$253,941	$272,740

(1) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2018

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Selected Operating Data
Property operating revenues	$229,798	$234,173	$220,900	$220,342	$285,131
Property operating expenses	97,272	101,332	95,108	97,578	120,741
Property NOI	$132,526	$132,841	$125,792	$122,764	$164,390

Other income - consolidated	$1,453	$1,333	$912	$3,952	$666

SLG share of property NOI from unconsolidated JVs	$79,580	$77,393	$87,860	$84,757	$67,374

Portfolio Statistics
Consolidated office buildings in service	20	21	21	20	23
Unconsolidated office buildings in service	10	10	10	11	9
	30	31	31	31	32

Consolidated office buildings in service - square footage	12,387,091	12,756,091	12,756,091	12,387,091	14,304,606
Unconsolidated office buildings in service - square footage	11,329,183	11,491,164	11,491,164	12,165,164	10,356,864
	23,716,274	24,247,255	24,247,255	24,552,255	24,661,470

Same-Store office occupancy (consolidated + JVs)	94.3%	93.9%	93.4%	93.1%	92.9%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.7%	95.7%	95.8%	95.4%	95.8%

Office Leasing Statistics
New leases commenced	33	27	45	27	24
Renewal leases commenced	11	11	9	10	12
Total office leases commenced	44	38	54	37	36

Commenced office square footage filling vacancy	60,961	412,540	52,599	103,418	58,594
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	294,886	137,808	352,935	342,212	217,384
Total office square footage commenced	355,847	550,348	405,534	445,630	275,978

Average starting cash rent psf - office leases commenced	$78.47	$69.09	$68.97	$72.10	$72.83
Previous escalated cash rent psf - office leases commenced (3)	$71.70	$66.03	$62.87	$67.55	$60.72
Increase in new cash rent over previously escalated cash rent (2) (3)	9.4%	4.6%	9.7%	6.7%	19.9%
Average lease term	6.8	21.1	7.4	10.2	8.1
Tenant concession packages psf	$43.57	$69.64	$37.56	$80.72	$37.30
Free rent months	4.9	5.8	2.7	8.3	2.2

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Fourth Quarter 2018

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Selected Operating Data
Property operating revenues	$17,707	$17,338	$19,679	$20,329	$21,120
Property operating expenses	8,153	9,480	11,039	11,173	10,941
Property NOI	$9,554	$7,858	$8,640	$9,156	$10,179

Other income - consolidated	$(588)	$(529)	$6,271	$104	$3,456

SLG share of property NOI from unconsolidated JVs	$—	$—	$177	$47	$384

Portfolio Statistics
Consolidated office buildings in service	13	13	19	20	20
Unconsolidated office buildings in service	—	—	—	2	2
	13	13	19	22	22

Consolidated office buildings in service - square footage	2,295,200	2,295,200	2,835,200	3,013,200	3,013,200
Unconsolidated office buildings in service - square footage	—	—	—	640,000	640,000
	2,295,200	2,295,200	2,835,200	3,653,200	3,653,200

Same-Store office occupancy (consolidated + JVs)	91.3%	91.6%	92.0%	91.3%	92.3%
Same-Store office occupancy inclusive of leases signed not yet commenced	91.8%	92.1%	92.2%	92.4%	92.7%

Office Leasing Statistics
New leases commenced	4	3	12	8	15
Renewal leases commenced	4	5	4	8	12
Total office leases commenced	8	8	16	16	27

Commenced office square footage filling vacancy	10,348	5,732	12,876	75,615	75,016
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	125,609	21,463	48,226	22,544	82,181
Total office square footage commenced	135,957	27,195	61,102	98,159	157,197

Average starting cash rent psf - office leases commenced	$26.17	$36.77	$35.85	$32.88	$35.47
Previous escalated cash rent psf - office leases commenced (3)	$27.79	$36.97	$37.26	$32.41	$34.27
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(5.8)%	(0.5)%	(3.8)%	1.5%	3.5%
Average lease term	7.5	2.5	6.4	6.9	5.7
Tenant concession packages psf	$24.73	$5.20	$18.87	$25.99	$23.34
Free rent months	6.9	1.0	4.2	8.3	3.9

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Fourth Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2018		9/30/2018	6/30/2018	3/31/2018	12/31/2017
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,774,899		$1,827,999	$1,893,047	$2,098,406	$2,357,051
Building and improvements	5,268,484		5,271,442	5,225,431	5,206,982	6,351,012
Building leasehold and improvements	1,423,107		1,427,381	1,423,994	1,420,346	1,450,614
Properties under capital lease	47,445		47,445	47,445	47,445	47,445
	8,513,935		8,574,267	8,589,917	8,773,179	10,206,122
Less: accumulated depreciation	(2,099,137)		(2,049,338)	(1,994,696)	(1,944,629)	(2,300,116)
Net real estate	6,414,798		6,524,929	6,595,221	6,828,550	7,906,006

Other real estate investments:
Investment in unconsolidated joint ventures	3,019,020		3,070,825	3,059,985	3,034,596	2,362,989
Debt and preferred equity investments, net	2,099,393	(1)	1,977,057	2,168,515	2,085,871	2,114,041

Assets held for sale, net	—		696,069	593,995	67,819	338,354
Cash and cash equivalents	129,475		160,248	287,240	288,808	127,888
Restricted cash	149,638		98,344	92,740	89,457	122,138
Investment in marketable securities	28,638		28,538	28,570	28,252	28,579
Tenant and other receivables, net of $15,702 reserve at 12/31/2018	41,589		44,614	47,482	49,552	57,644
Related party receivables	28,033		21,425	27,854	31,305	23,039
Deferred rents receivable, net of reserve for
tenant credit loss of $15,457 at 12/31/2018	335,985		329,325	322,656	320,547	365,337
Deferred costs, net	209,110		202,500	198,941	195,557	226,201
Other assets	295,679		301,128	290,729	360,556	310,688

Total Assets	$12,751,358		$13,455,002	$13,713,928	$13,380,870	$13,982,904

(1) Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.59% that are included in other balance sheet line items.

Supplemental Information	12	Fourth Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Liabilities
Mortgages and other loans payable	$1,988,160	$2,339,030	$2,538,696	$2,456,180	$2,865,991
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,503,758	1,503,986	1,404,203	1,404,406	1,404,605
Revolving credit facility	500,000	145,000	360,000	—	40,000
Deferred financing costs	(50,218)	(47,220)	(45,488)	(48,152)	(56,690)
Total debt, net of deferred financing costs	5,441,700	5,440,796	5,757,411	5,312,434	5,753,906
Accrued interest	23,154	27,211	26,104	36,808	38,142
Accounts payable and accrued expenses	147,061	141,082	140,739	131,797	137,142
Deferred revenue	94,453	110,283	95,756	177,896	208,119
Capitalized lease obligations	43,616	43,416	43,221	43,029	42,843
Deferred land lease payable	3,603	3,731	3,567	3,403	3,239
Dividends and distributions payable	80,430	79,165	79,518	82,337	85,138
Security deposits	64,688	64,501	63,872	64,647	67,927
Liabilities related to assets held for sale	—	311,049	265,538	42	4,074
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	116,566	97,565	108,151	113,456	189,231
Total liabilities	6,115,271	6,418,799	6,683,877	6,065,849	6,629,761

Noncontrolling interest in operating partnership
(4,131 units outstanding) at 12/31/2018	387,805	467,743	486,610	475,807	461,954
Preferred units	300,427	301,285	301,385	301,585	301,735

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 84,739
issued and outstanding at 12/31/2018, including 1,055 shares held in treasury	847	867	868	902	939
Additional paid–in capital	4,508,685	4,602,650	4,601,608	4,776,594	4,968,338
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	15,108	36,299	32,622	28,573	18,604
Retained earnings	1,278,998	1,476,959	1,457,835	1,583,833	1,139,329
Total SL Green Realty Corp. stockholders' equity	5,901,521	6,214,658	6,190,816	6,487,785	6,225,093

Noncontrolling interest in other partnerships	46,334	52,517	51,240	49,844	364,361

Total equity	5,947,855	6,267,175	6,242,056	6,537,629	6,589,454

Total Liabilities and Equity	$12,751,358	$13,455,002	$13,713,928	$13,380,870	$13,982,904

Supplemental Information	13	Fourth Quarter 2018

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2018	2017	2018	2018	2017
Revenues
Rental revenue, net	$216,477	$265,492	$221,763	$864,978	$1,100,993
Escalation and reimbursement revenues	31,042	41,378	29,103	113,596	172,939
Investment income	57,952	45,130	48,977	201,492	193,871
Other income	11,565	9,342	7,702	47,326	43,670
Total Revenues, net	317,036	361,342	307,545	1,227,392	1,511,473

Equity in net (loss) income from unconsolidated joint ventures	(2,398)	7,788	971	7,311	21,892
Loss on early extinguishment of debt	(14,889)	—	(2,194)	(17,083)	—

Expenses
Operating expenses	56,476	72,079	56,852	229,347	293,364
Ground rent	6,304	8,308	9,507	32,965	33,231
Real estate taxes	46,563	58,150	48,805	186,351	244,323
Loan loss and other investment reserves, net of recoveries	5,752	—	1,087	6,839	—
Transaction related costs	426	(2,199)	163	1,099	(1,834)
Marketing, general and administrative	26,030	28,136	20,594	92,631	100,498
Total Operating Expenses	141,551	164,474	137,008	549,232	669,582

Operating Income	158,198	204,656	169,314	668,388	863,783

Interest expense, net of interest income	51,974	60,933	55,168	208,669	257,045
Amortization of deferred financing costs	2,695	4,297	2,630	12,408	16,498
Depreciation and amortization	71,458	84,404	70,747	279,507	403,320
	32,071	55,022	40,769	167,804	186,920
Gain on sale of marketable securities	—	—	—	—	3,262

Income from Continuing Operations (1)	32,071	55,022	40,769	167,804	190,182

(Loss) gain on sale of real estate	(36,984)	76,497	(2,504)	(30,757)	73,241
Equity in net gain on sale of joint venture interest / real estate	167,445	—	70,937	303,967	16,166
Purchase price and other fair value adjustments	—	—	(3,057)	57,385	—
Depreciable real estate reserves	(220,852)	(93,184)	(6,691)	(227,543)	(178,520)
Net (Loss) Income	(58,320)	38,335	99,454	270,856	101,069

Net loss (income) attributable to noncontrolling interests	3,680	(3,766)	(4,661)	(12,210)	11,706
Dividends on preferred units	(2,842)	(2,850)	(2,846)	(11,384)	(11,401)

Net (Loss) Income Attributable to SL Green Realty Corp	(57,482)	31,719	91,947	247,262	101,374

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net (Loss) Income Attributable to Common Stockholders	$(61,219)	$27,982	$88,209	$232,312	$86,424

Earnings per share - Net income (loss) per share (basic)	$(0.73)	$0.29	$1.03	$2.67	$0.88
Earnings per share - Net income (loss) per share (diluted)	$(0.73)	$0.29	$1.03	$2.67	$0.87
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	14	Fourth Quarter 2018

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2018	2017	2018	2018	2017
Funds from Operations
Net Income Attributable to Common Stockholders	$(61,219)	$27,982	$88,209	$232,312	$86,424

Depreciation and amortization	71,458	84,404	70,747	279,507	403,320
Unconsolidated JV depreciation and noncontrolling interests adjustments	46,348	29,397	45,485	187,147	102,334
Net (loss) income attributable to noncontrolling interests	(3,680)	3,766	4,661	12,210	(11,706)
Loss (gain) on sale of real estate	36,984	(76,497)	2,504	30,757	(73,241)
Equity in net gain on sale of joint venture property / real estate	(167,445)	—	(70,937)	(303,967)	(16,166)
Purchase price and other fair value adjustments	—	—	3,057	(57,385)	—
Depreciable real estate reserves	220,852	93,184	6,691	227,543	178,520
Non-real estate depreciation and amortization	(638)	(554)	(616)	(2,404)	(2,191)
Funds From Operations	$142,660	$161,682	$149,801	$605,720	$667,294

Funds From Operations - Basic per Share	$1.62	$1.61	$1.66	$6.63	$6.47

Funds From Operations - Diluted per Share	$1.61	$1.60	$1.66	$6.62	$6.45

Funds Available for Distribution
FFO	$142,660	$161,682	$149,801	$605,720	$667,294

Non real estate depreciation and amortization	638	554	616	2,404	2,191
Amortization of deferred financing costs	2,695	4,297	2,630	12,408	16,498
Non-cash deferred compensation	19,022	21,312	6,640	45,345	57,808
FAD adjustment for joint ventures	(24,123)	(10,321)	(12,573)	(76,517)	(38,898)
Straight-line rental income and other non cash adjustments	(10,914)	(14,479)	(9,580)	(33,099)	(62,072)
Second cycle tenant improvements	(43,550)	(42,515)	(16,434)	(85,632)	(123,435)
Second cycle leasing commissions	(11,227)	(4,807)	(8,892)	(28,418)	(24,256)
Revenue enhancing recurring CAPEX	(2,411)	(10,359)	(663)	(4,579)	(16,621)
Non-revenue enhancing recurring CAPEX	(35,338)	(19,015)	(17,027)	(71,417)	(54,820)
Reported Funds Available for Distribution	$37,452	$86,349	$94,518	$366,215	$423,689

First cycle tenant improvements	$2,676	$8,565	$1,325	$6,866	$17,130
First cycle leasing commissions	$812	$1,188	$337	$2,071	$2,121
Development costs	$6,496	$5,320	$5,050	$20,959	$61,381
Redevelopment costs	$11,751	$13,067	$4,437	$35,417	$29,515
Capitalized Interest	$11,377	$6,129	$8,505	$34,162	$26,020

Supplemental Information	15	Fourth Quarter 2018

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2017	$221,932	$939	$4,968,338	$(124,049)	$1,139,329	$364,361	$18,604	$6,589,454

Net income (loss)					247,262	(6)		247,256
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($3.2875 per common share)					(282,188)			(282,188)
Cash distributions to noncontrolling interests						(8,364)		(8,364)
Other comprehensive loss - unrealized loss on derivative instruments							(2,823)	(2,823)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(722)	(722)
Other comprehensive gain - unrealized gain on marketable securities							49	49
Proceeds from stock options exercised		3	28,909					28,912
DRSPP proceeds			136					136
Repurchases of common stock		(98)	(522,482)		(415,215)			(937,795)
Conversion of units of the Operating Partnership to common stock		2	16,301					16,303
Contributions to consolidated joint ventures						5,459		5,459
Deconsolidation of partially owned entities					570,524	(315,116)		255,408
Reallocation of noncontrolling interests in the Operating Partnership					34,236			34,236
Deferred compensation plan and stock awards, net		1	17,483					17,484
Balance at December 31, 2018	$221,932	$847	$4,508,685	$(124,049)	$1,278,998	$46,334	$15,108	$5,947,855

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2017	92,803,299	4,452,979	—	97,256,278

YTD share activity	(9,119,452)	(322,400)	—	(9,441,852)
Share Count at December 31, 2018 - Basic	83,683,847	4,130,579	—	87,814,426

Weighting factor	3,069,013	431,337	215,633	3,715,983
Weighted Average Share Count at December 31, 2018 - Diluted	86,752,860	4,561,916	215,633	91,530,409

Supplemental Information	16	Fourth Quarter 2018

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2018		September 30, 2018		December 31, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,280,441	$2,053,968	$4,256,073	$2,035,010	$4,076,973	$2,016,744
Building and improvements	10,258,232	4,871,446	10,547,555	4,967,709	9,648,939	4,477,189
Building leasehold and improvements	394,587	200,220	98,595	49,298	78,628	39,314
Properties under capital lease	420,770	212,697	189,558	94,779	189,558	94,779
	15,354,030	7,338,331	15,091,781	7,146,796	13,994,098	6,628,026
Less: accumulated depreciation	(1,006,357)	(419,771)	(1,000,416)	(419,592)	(1,171,965)	(542,888)
Net real estate	14,347,673	6,918,560	14,091,365	6,727,204	12,822,133	6,085,138

Cash and cash equivalents	214,934	106,340	174,280	79,830	220,306	109,901
Restricted cash	166,367	81,081	176,522	88,356	274,603	148,258
Debt and preferred equity investments, net	44,357	44,357	189,427	189,427	202,539	185,638
Tenant and other receivables, net of $8,125 reserve at 12/31/2018, of which $4,377 is SLG share	36,041	13,058	40,143	17,136	58,376	14,511
Deferred rents receivables, net of $4,266 reserve at 12/31/2018 for tenant credit loss, of which $1,798 is SLG share	237,100	105,895	247,366	111,014	291,568	139,868
Investment in and advances to affiliates	—	—	103	53	—	—
Deferred costs, net	179,368	96,915	174,902	90,362	207,045	103,062
Other assets	2,007,798	897,620	2,060,232	922,576	1,200,761	440,824
Total Assets	$17,233,638	$8,263,826	$17,154,340	$8,225,958	$15,277,331	$7,227,200

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $103,191 at 12/31/18, of which $46,103 is SLG share	$8,950,622	$3,799,798	$9,164,061	$3,905,181	$9,412,101	$4,122,760
Accrued interest	27,343	11,594	24,944	10,972	26,357	11,182
Accounts payable and accrued expenses	234,222	127,482	205,752	116,225	159,586	79,630
Deferred revenue	1,660,838	732,505	1,851,079	822,826	985,648	339,586
Capitalized lease obligations	637,168	323,032	191,651	95,825	189,152	94,576
Security deposits	34,007	12,190	37,143	13,944	33,700	12,214
Other liabilities	13,572	7,450	14,679	8,053	2,258	1,722
Equity	5,675,866	3,249,775	5,665,031	3,252,932	4,468,529	2,565,530
Total Liabilities and Equity	$17,233,638	$8,263,826	$17,154,340	$8,225,958	$15,277,331	$7,227,200

Supplemental Information	17	Fourth Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2018		September 30, 2018		December 31, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$259,067	$110,576	$253,280	$107,543	$218,732	$88,276
Escalation and reimbursement revenues	39,824	18,841	43,910	20,702	29,501	14,166
Investment income	2,777	2,751	4,663	4,469	4,853	4,438
Other income	3,131	1,059	3,016	1,173	7,934	2,245
Total Revenues, net	$304,799	$133,227	$304,869	$133,887	$261,020	$109,125

Loss on early extinguishment of debt	—	—	—	—	(261)	(131)

Expenses
Operating expenses	$53,007	$22,206	$56,304	$23,887	$41,614	$16,673
Ground rent	5,450	2,634	4,397	2,108	4,182	1,998
Real estate taxes	57,349	24,999	56,747	24,861	35,383	16,014
Transaction related costs, net of recoveries	—	—	—	—	—	—
Total Operating Expenses	$115,806	$49,839	$117,448	$50,856	$81,179	$34,685

Operating Income	$188,993	$83,388	$187,421	$83,031	$179,580	$74,309

Interest expense, net of interest income	$93,338	$37,266	$88,328	$34,947	$73,967	$28,692
Amortization of deferred financing costs	4,722	1,500	4,446	1,390	5,032	1,696
Depreciation and amortization	103,345	46,939	101,538	45,839	80,863	35,136
Net (Loss) Income	$(12,412)	$(2,317)	$(6,891)	$855	$19,718	$8,785

Real estate depreciation	103,057	46,882	101,247	45,782	80,622	35,089
FFO Contribution	$90,645	$44,565	$94,356	$46,637	$100,340	$43,874

FAD Adjustments:
Non real estate depreciation and amortization	$288	$57	$291	$57	$241	$47
Amortization of deferred financing costs	4,722	1,500	4,446	1,390	5,032	1,696
Straight-line rental income and other non-cash adjustments	(22,177)	(10,616)	(19,483)	(9,164)	(11,400)	(4,191)
Second cycle tenant improvement	(16,070)	(8,235)	(4,460)	(2,340)	(4,835)	(2,355)
Second cycle leasing commissions	(2,784)	(1,351)	(1,786)	(960)	(5,759)	(1,427)
Revenue enhancing recurring CAPEX	(2,186)	(875)	(220)	(68)	(992)	(546)
Non-revenue enhancing recurring CAPEX	(8,942)	(4,603)	(2,813)	(1,488)	(13,615)	(3,545)
Total FAD Adjustments	$(47,149)	$(24,123)	$(24,025)	$(12,573)	$(31,328)	$(10,321)

First cycle tenant improvement	$8,136	$3,559	$40,089	$19,242	$20,482	$8,718
First cycle leasing commissions	$7,753	$3,475	$752	$284	$4,848	$3,115
Development costs	$163,492	$116,096	$125,459	$89,088	$93,638	$77,378
Redevelopment costs	$6,320	$3,440	$8,743	$4,534	$15,463	$8,057
Capitalized Interest	$8,265	$5,248	$12,496	$7,362	$11,432	$6,770

Supplemental Information	18	Fourth Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,058,323	$452,018	$780,595	$320,559
Escalation and reimbursement revenues	161,560	75,966	86,940	40,904
Investment income	12,804	12,014	21,788	16,777
Other income	12,117	4,566	14,907	5,297
Total Revenues, net	$1,244,804	$544,564	$904,230	$383,537

Loss on early extinguishment of debt	—	—	(7,899)	(3,950)

Expenses
Operating expenses	$219,440	$91,220	$157,610	$60,262
Ground rent	18,697	8,985	16,794	8,025
Real estate taxes	226,961	97,969	142,774	57,343
Transaction related costs, net of recoveries	—	—	146	110
Total Operating Expenses	$465,098	$198,174	$317,324	$125,740

Operating Income	$779,706	$346,390	$579,007	$253,847

Interest expense, net of interest income	$363,055	$144,663	$250,063	$96,554
Amortization of deferred financing costs	21,634	6,315	23,026	8,220
Depreciation and amortization	421,458	187,962	279,419	126,456
Net (Loss) income	$(26,441)	$7,450	$26,499	$22,617

Real estate depreciation	420,279	187,733	278,167	126,218
FFO Contribution	$393,838	$195,183	$304,666	$148,835

FAD Adjustments:
Non real estate depreciation and amortization	$1,179	$229	$1,252	$238
Amortization of deferred financing costs	21,634	6,315	23,026	8,220
Straight-line rental income and other non-cash adjustments	(87,110)	(43,520)	(66,429)	(33,299)
Second cycle tenant improvement	(66,815)	(25,360)	(10,986)	(5,183)
Second cycle leasing commissions	(13,048)	(5,159)	(8,163)	(2,382)
Revenue enhancing recurring CAPEX	(3,594)	(1,181)	(1,030)	(564)
Non-revenue enhancing recurring CAPEX	(15,389)	(7,841)	(22,517)	(5,928)
Total FAD Adjustments	$(163,143)	$(76,517)	$(84,847)	$(38,898)

First cycle tenant improvement	$107,269	$55,757	$77,487	$31,828
First cycle leasing commissions	$12,125	$4,670	$15,010	$7,426
Development costs	$527,130	$359,067	$309,367	$228,379
Redevelopment costs	$31,469	$17,173	$43,187	$24,043
Capitalized Interest	$45,540	$27,376	$32,156	$18,603

Supplemental Information	19	Fourth Quarter 2018

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 30,	December 31,
	2018	2017	2018	2018	2017(2)

Net Operating Income (1)	$144,968	$173,349	$140,223	$553,732	$718,791
SLG share of property NOI from unconsolidated JVs	80,725	68,858	78,497	334,049	240,144
NOI including SLG share of unconsolidated JVs	$225,693	$242,207	$218,720	$887,781	$958,935
Partners' share of NOI - consolidated JVs	(704)	(9,986)	(601)	(2,369)	(38,174)
NOI - SLG share	$224,989	$232,221	$218,119	$885,412	$920,761

NOI, including SLG share of unconsolidated JVs	$225,693	$242,207	$218,720	$887,781	$958,935
Free rent (net of amortization)	(6,092)	1,734	(6,058)	(21,468)	(13,601)
Amortization of acquired above and below-market leases, net	(5,803)	(6,882)	(5,592)	(23,612)	(29,947)
Straight-line revenue adjustment	(6,878)	(7,459)	(5,915)	(22,621)	(47,778)
Allowance for straight-line tenant credit loss	(468)	(4,554)	161	(1,358)	(7,617)
Ground lease straight-line adjustment	444	941	1,344	3,781	3,832
Cash NOI, including SLG share of unconsolidated JVs	$206,896	$225,987	$202,660	$822,503	$863,824
Partners' share of cash NOI - consolidated JVs	(614)	(7,494)	(529)	(2,221)	(29,874)
Cash NOI - SLG share	$206,282	$218,493	$202,131	$820,282	$833,950

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.
(2) Excludes the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2018		Twelve Months Ended December 31, 2018

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$189,055	$172,768	$737,646	$685,181
Suburban Operating Properties	9,233	9,688	32,201	32,340
Retail Operating Properties	10,565	9,728	35,843	33,876
Residential Operating Properties	9,004	8,948	31,647	31,003
Development/Redevelopment	2,576	1,349	11,602	7,206
Total Operating and Development	220,433	202,481	848,939	789,606
Property Dispositions	1,780	929	32,087	25,831
Other (2)	2,776	2,872	4,386	4,845
Total	$224,989	$206,282	$885,412	$820,282

(1) Portfolio composition consistent with property tables found on pages 30-35
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company, and Ticonderoga Insurance Company

Supplemental Information	20	Fourth Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$211,980	$204,604	3.6%	$210,702	$832,943	$816,743	2.0%
	Escalation & reimbursement revenues	30,154	28,200	6.9%	28,876	111,869	105,303	6.2%
	Other income	(189)	728	(126.0)%	1,289	10,118	4,826	109.7%
	Total Revenues	$241,945	$233,532	3.6%	$240,867	$954,930	$926,872	3.0%

Expenses
	Operating expenses	$50,921	$51,902	(1.9)%	$51,455	$204,900	$204,165	0.4%
	Ground rent	8,015	8,308	(3.5)%	8,308	32,938	33,231	(0.9)%
	Real estate taxes	45,336	43,789	3.5%	46,185	179,681	171,687	4.7%
		$104,272	$103,999	0.3%	$105,948	$417,519	$409,083	2.1%

	Operating Income	$137,673	$129,533	6.3%	$134,919	$537,411	$517,789	3.8%

	Interest expense & amortization of financing costs	$23,245	$27,334	(15.0)%	$25,641	$103,215	$111,149	(7.1)%
	Depreciation & amortization	65,902	60,986	8.1%	65,319	254,925	244,535	4.2%

	Income before noncontrolling interest	$48,526	$41,213	17.7%	$43,959	$179,271	$162,105	10.6%
Plus:	Real estate depreciation & amortization	65,839	60,930	8.1%	65,256	254,664	244,279	4.3%
	FFO Contribution	$114,365	$102,143	12.0%	$109,215	$433,935	$406,384	6.8%

Less:	Non–building revenue	(602)	508	(218.5)%	239	4,497	2,597	73.2%

Plus:	Interest expense & amortization of financing costs	23,245	27,334	(15.0)%	25,641	103,215	111,149	(7.1)%
	Non-real estate depreciation	63	56	12.5%	63	261	256	2.0%
	NOI	$138,275	$129,025	7.2%	$134,680	$532,914	$515,192	3.4%

Cash Adjustments
Less:	Free rent (net of amortization)	$4,459	$5,499	(18.9)%	$4,196	$13,007	$14,520	(10.4)%
	Straightline revenue adjustment	1,142	(4,331)	(126.4)%	1,502	791	3,743	(78.9)%
	Amortization of acquired above and below-market leases, net	1,184	1,266	(6.5)%	1,320	5,425	4,702	15.4%
Plus:	Ground lease straight-line adjustment	231	524	(55.9)%	524	1,803	2,096	(14.0)%
	Allowance for S/L tenant credit loss	(25)	(1,018)	(97.5)%	158	(949)	(3,438)	(72.4)%
	Cash NOI	$131,696	$126,097	4.4%	$128,344	$514,545	$490,885	4.8%

Operating Margins
	NOI to real estate revenue, net	57.0%	55.4%		56.0%	56.1%	55.7%
	Cash NOI to real estate revenue, net	54.3%	54.1%		53.3%	54.1%	53.1%

	NOI before ground rent/real estate revenue, net	60.3%	58.9%		59.4%	59.5%	59.3%
	Cash NOI before ground rent/real estate revenue, net	57.5%	57.5%		56.6%	57.4%	56.5%

Supplemental Information	21	Fourth Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$76,946	$77,675	(0.9)%	$76,590	$306,881	$304,725	0.7%
	Escalation & reimbursement revenues	12,257	13,446	(8.8)%	12,654	47,453	46,829	1.3%
	Other income	159	2,461	(93.5)%	191	740	3,360	(78.0)%
	Total Revenues	$89,362	$93,582	(4.5)%	$89,435	$355,074	$354,914	—%

Expenses
	Operating expenses	$15,524	$15,528	—%	$16,595	$62,931	$63,698	(1.2)%
	Ground rent	1,921	1,920	—%	1,922	7,714	7,679	—%
	Real estate taxes	16,223	15,411	5.3%	16,181	63,121	60,097	5.0%
		$33,668	$32,859	2.5%	$34,698	$133,766	$131,474	1.7%

	Operating Income	$55,694	$60,723	(8.3)%	$54,737	$221,308	$223,440	(1.0)%

	Interest expense & amortization of financing costs	$27,628	$25,158	9.8%	$26,992	$106,054	$98,732	7.4%
	Depreciation & amortization	30,717	28,598	7.4%	31,000	123,345	116,305	6.1%

	Income before noncontrolling interest	$(2,651)	$6,967	(138.1)%	$(3,255)	$(8,091)	$8,403	(196.3)%
Plus:	Real estate depreciation & amortization	30,661	28,542	7.4%	30,943	123,119	116,056	6.1%
	FFO Contribution	$28,010	$35,509	(21.1)%	$27,688	$115,028	$124,459	(7.6)%

Less:	Non–building revenue	138	2,211	(93.8)%	149	607	3,028	(80.0)%

Plus:	Interest expense & amortization of financing costs	27,628	25,158	9.8%	26,992	106,054	98,732	7.4%
	Non-real estate depreciation	56	56	—%	57	226	249	(9.2)%
	NOI	$55,556	$58,512	(5.1)%	$54,588	$220,701	$220,412	0.1%

Cash Adjustments
Less:	Free rent (net of amortization)	$(658)	$(3,478)	(81.1)%	$(299)	$209	$(1,152)	(118.1)%
	Straightline revenue adjustment	3,232	5,438	(40.6)%	2,606	11,925	13,898	(14.2)%
	Amortization of acquired above and below-market leases, net	1,488	2,910	(48.9)%	1,340	5,401	13,141	(58.9)%
Plus:	Ground lease straight-line adjustment	258	258	—%	258	1,031	1,078	—%
	Allowance for S/L tenant credit loss	—	(1,458)	—%	—	—	(1,371)	—%
	Cash NOI	$51,752	$52,442	(1.3)%	$51,199	$204,197	$194,232	5.1%

Operating Margins
	NOI to real estate revenue, net	62.3%	64.0%		61.1%	62.3%	62.6%
	Cash NOI to real estate revenue, net	58.0%	57.4%		57.3%	57.6%	55.2%

	NOI before ground rent/real estate revenue, net	64.4%	66.1%		63.3%	64.4%	64.8%
	Cash NOI before ground rent/real estate revenue, net	59.9%	59.2%		59.2%	59.5%	57.1%

Supplemental Information	22	Fourth Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$211,980	$204,604	3.6%	$210,702	$832,943	$816,743	2.0%
	Escalation & reimbursement revenues	30,154	28,200	6.9%	28,876	111,869	105,303	6.2%
	Other income	(189)	728	(126.0)%	1,289	10,118	4,826	109.7%
	Total Revenues	$241,945	$233,532	3.6%	$240,867	$954,930	$926,872	3.0%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$(2,651)	$6,967	(138.1)%	$(3,255)	$(8,091)	$8,403	(196.3)%
Expenses
	Operating expenses	$50,921	$51,902	(1.9)%	$51,455	$204,900	$204,165	0.4%
	Ground rent	8,015	8,308	(3.5)%	8,308	32,938	33,231	(0.9)%
	Real estate taxes	45,336	43,789	3.5%	46,185	179,681	171,687	4.7%
		$104,272	$103,999	0.3%	$105,948	$417,519	$409,083	2.1%

	Operating Income	$135,022	$136,500	(1.1)%	$131,664	$529,320	$526,192	0.6%

	Interest expense & amortization of financing costs	$23,245	$27,334	(15.0)%	$25,641	$103,215	$111,149	(7.1)%
	Depreciation & amortization	65,902	60,986	8.1%	65,319	254,925	244,535	4.2%

	Income before noncontrolling interest	$45,875	$48,180	(4.8)%	$40,704	$171,180	$170,508	0.4%
Plus:	Real estate depreciation & amortization	65,839	60,930	8.1%	65,256	254,664	244,279	4.3%
	Joint Ventures Real estate depreciation & amortization (1)	30,661	28,542	7.4%	30,943	123,119	$116,056	6.1%
	FFO Contribution	$142,375	$137,652	3.4%	$136,903	$548,963	$530,843	3.4%

Less:	Non–building revenue	$(602)	$508	(218.5)%	$239	$4,497	$2,597	73.2%
	Joint Ventures Non–building revenue (1)	138	2,211	(93.8)%	149	607	3,028	(80.0)%

Plus:	Interest expense & amortization of financing costs	23,245	27,334	(15.0)%	25,641	103,215	111,149	(7.1)%
	Joint Ventures Interest expense & amortization of financing costs (1)	27,628	25,158	9.8%	26,992	106,054	98,732	7.4%
	Non-real estate depreciation	63	56	12.5%	63	261	256	2.0%
	Joint Ventures Non-real estate depreciation (1)	56	56	—%	57	226	249	(9.2)%
	NOI	$193,831	$187,537	3.4%	$189,268	$753,615	$735,604	2.4%

Cash Adjustments
	Non-cash adjustments	$(6,579)	$(2,928)	124.7%	$(6,336)	$(18,369)	$(24,307)	(24.4)%
	Joint Venture non-cash adjustments (1)	(3,804)	(6,070)	(37.3)%	(3,389)	(16,504)	(26,180)	(37.0)%
	Cash NOI	$183,448	$178,539	2.7%	$179,543	$718,742	$685,117	4.9%

Operating Margins
	NOI to real estate revenue, net	58.4%	57.8%		57.4%	57.8%	57.6%
	Cash NOI to real estate revenue, net	55.3%	55.0%		54.4%	55.1%	53.7%

	NOI before ground rent/real estate revenue, net	61.4%	61.0%		60.5%	60.9%	60.8%
	Cash NOI before ground rent/real estate revenue, net	58.1%	57.9%		57.3%	58.0%	56.6%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Fourth Quarter 2018

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2019	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	12/31/2018	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
762 Madison Avenue	90.0	$771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	213,208	4.68%		4,243	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		835	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	39,931	3.00%		837	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,807	3.58%		684	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,389,717	4.24%		$6,599			$1,334,671
Unsecured fixed rate debt
Unsecured notes		$250,000	7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,591	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		304,168	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		1,000,000	3.19%	(3)	—	Mar-23	(3)	1,000,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$2,153,759	3.97%		$—			$2,150,000

Total Fixed Rate Debt		$3,543,476	4.07%		$6,599			$3,484,671
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 27 bps)		$13,000	2.77%		—	May-19		13,000	—	Open
Debt & preferred equity facility (LIBOR + 234 bps)		300,000	4.84%	(4)	—	Jun-19		300,000	Jun-20	Open
FHLB Facility (LIBOR + 18 bps)		14,500	2.68%		—	Dec-19		14,500	—	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	4.50%		—	Aug-20		15,523	—	Open
185 Broadway (LIBOR + 285 bps)	100.0	111,869	5.35%		—	Nov-21		111,869	—	Open
712 Madison Avenue (LIBOR + 250 bps)	100.0	28,000	5.00%		—	Dec-21		28,000	—	Open
115 Spring Street (LIBOR + 340 bps)	100.0	65,550	5.90%		—	Sep-23		65,550	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	3.70%		—	Sep-23		50,000	—	Open
		$598,442	4.86%		$—			$598,442
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	3.79%		$—	Aug-21		$350,000	—	Aug-19
Revolving credit facility (LIBOR + 100 bps)		500,000	3.50%		—	Mar-22		500,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	3.60%		—	Mar-23		300,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	4.15%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	4.06%		—	Jul-35		100,000	—	Open
		$1,450,000	3.72%		$—			$1,450,000

Total Floating Rate Debt		$2,048,442	4.05%		$—			$2,048,442

Total Debt - Consolidated		$5,591,918	4.07%		$6,599			$5,533,113

Deferred financing costs		(50,218)
Total Debt - Consolidated, net		$5,541,700	4.07%

Total Debt - Joint Venture, net		$3,799,798	4.23%

Total Debt including SLG share of unconsolidated JV Debt		$9,437,819	4.13%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,605,547	4.12%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter of 2.50%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 3.03% maturing November 2020, $300 million @ 2.24% maturing July 2023, $150 million @ 3.80% maturing January 2024, $200 million @ 3.84% and $150 million @ 3.82% maturing January 2026.

(4) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

Supplemental Information	24	Fourth Quarter 2018

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2019	Initial		Principal	As-Of
	Ownership	12/31/2018				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19	(3)	$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
1515 Broadway	56.9	855,876	486,728	3.93%		9,855	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	99,828	40,930	3.00%		858	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	321,076 (4)	20,238	4.20%		9,692	Various	(4)	18,792	—	Open
Total Fixed Rate Debt		$5,666,108	$2,340,976	4.06%	(5)	$20,405			$2,267,133
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	4.23%		$—	Sep-19		$600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	4.00%		—	Nov-19		7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.75%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	4.05%		—	Aug-20		28,200	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	5.15%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	185,569	46,392	4.63%		—	Nov-20		46,391	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.95%		—	Jan-21		6,900	Jan-23	Open
103 East 86th Street (Stonehenge Portfolio)	1.0	38,000	380	3.90%		—	Jan-21		380	—	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	4.25%		1,512	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 275 bps)	71.0	375,000	266,288	5.25%		—	Sep-21		266,288	—	Open
2 Herald Square (LIBOR + 144 bps)	51.0	133,565	68,118	4.05%		—	Nov-21		63,750	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.94%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,571	507	5.38%		28	Jun-33		4	—	Open
Total Floating Rate Debt		$3,387,705	$1,504,925	4.49%	(5)	$1,540			$1,496,272
Total unconsolidated JV Debt		$9,053,813	$3,845,901	4.23%	(5)	$21,945			$3,763,405
	Deferred financing costs	(103,191)	(46,103)
Total unconsolidated JV Debt, net		$8,950,622	$3,799,798	4.23%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter of 2.50%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2019.
(4) Amount is comprised of $134.3 million, $54.2 million, and $132.6 million in fixed-rate mortgages that mature in August 2019, June 2024, and April 2028, respectively.
(5) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,543,476
Total Debt / Total Assets	37.9%	Less than 60%					SLG Share of JV		2,340,976
Fixed Charge Coverage	2.18x	Greater than 1.4x					Total Fixed Rate Debt		$5,884,452	62.3%
Maximum Secured Indebtedness	13.9%	Less than 50%
Maximum Unencumbered Leverage Ratio	41.6%	Less than 60%				Floating Rate Debt
							Consolidated		$2,048,442
Unsecured Notes Covenants							SLG Share of JV		1,504,925
	Actual	Required							3,553,367
Total Debt / Total Assets	38.3%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,299,390)
Secured Debt / Total Assets	21.1%	Less than 40%				Total Floating Rate Debt			$2,253,977	23.9%
Debt Service Coverage	2.89x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	301.9%	Greater than 150%					Total Debt		$9,437,819

Supplemental Information	25	Fourth Quarter 2018

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2019 Scheduled	2020 Scheduled	2021 Scheduled	2022 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$2,306	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,250	2,400	861	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	828	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	11,174	11,199	11,199	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	226	314	314	314	—	2111
30 East 40th Street	204	212	229	229	1,914	2114
Total	$31,066	$31,437	$31,629	$29,472	$3,603

Capitalized Leases
1080 Amsterdam Avenue	$315	$436	$436	$436	$22,091	2111
30 East 40th Street	2,096	2,183	2,358	2,358	21,525	2114
Total	$2,411	$2,619	$2,794	$2,794	$43,616

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,284	$1,284	$1,284	$1,283	$3,451	2062
650 Fifth Avenue (Floors 4-6)	1,645	1,645	1,659	1,790	3,339	2033
333 East 22nd Street	217	217	222	238	1,402	2115
Total	$3,146	$3,146	$3,165	$3,311	$8,192

Capitalized Leases
2 Herald Square	$6,778	$6,948	$7,122	$7,300	$226,856	2027	(3)
650 Fifth Avenue (Floors b-3)	6,695	6,695	6,695	6,695	96,176	2062
Total	$13,473	$13,643	$13,817	$13,995	$323,032

(1) Per the balance sheet at December 31, 2018.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	26	Fourth Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

12/31/2017	$2,114,041		$2,051,254	9.25%	(5)	9.13%	(5)

Debt investment originations/fundings/accretion(4)	233,370
Preferred Equity investment originations/accretion(4)	2,074
Redemptions/Sales/Syndications/Amortization	(263,614)
3/31/2018	$2,085,871		$2,049,512	9.21%	(5)	9.01%	(5)

Debt investment originations/fundings/accretion(4)	378,316
Preferred Equity investment originations/accretion(4)	2,103
Redemptions/Sales/Syndications/Amortization	(297,775)
6/30/2018	$2,168,515		$2,211,777	8.80%	(5)	8.84%

Debt investment originations/fundings/accretion(4)	53,275
Preferred Equity investment originations/accretion(4)	2,128
Redemptions/Sales/Syndications/Amortization	(246,861)
9/30/2018	$1,977,057		$2,072,310	8.70%		8.68%

Debt investment originations/fundings/accretion(4)	171,832
Preferred Equity investment originations/accretion(4)	145,399
Redemptions/Sales/Syndications/Amortization	(194,895)
12/31/2018	$2,099,393	(6)	$2,053,913	8.88%		9.01%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believed that the fair value of the property exceeded the carrying amount of the loans. On May 10, 2018, the Company was the successful bidder at the foreclosure of the asset, at which time the loans were credited to our equity investment in the property.

(6) Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.59% that are included in other balance sheet line items.

Supplemental Information	27	Fourth Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (2)

Senior Mortgage Debt	$704,699	$29,453	$734,152		$—	$635	7.21%	7.31%

Junior Mortgage Participation	85,490	—	85,490		333,086	$2,819	11.60%	11.71%

Mezzanine Debt	509,201	484,094	993,295		6,553,885	$1,569	10.10%	10.00%

Preferred Equity	—	286,456	286,456		272,000	$848	7.82%	9.12%

Balance as of 12/31/18	$1,299,390	$800,003	$2,099,393	(3)	$7,158,971	$1,195	8.88%	9.01%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.4 million with a weighted average current yield of 6.59% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2019	2020	2021	2022	2023 & Thereafter
Floating Rate	442,557	833,862	22,971	—	—
Fixed Rate	—	439,816	3,500	204,790	151,897
Sub-total	442,557	1,273,678	26,471	204,790	151,897

(1) The weighted average maturity of the outstanding balance is 1.83 years. Approximately 61.7% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.83 years.

Supplemental Information	28	Fourth Quarter 2018

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	12/31/2018	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mortgage and Mezzanine Loans	$277,694	Residential	Manhattan	$—	$912	7.58%

Mezzanine Loans	213,185	Office	Manhattan	1,160,000	$1,197	9.34%

Mezzanine Loan and Preferred Equity	198,524	Office	Manhattan	1,712,750	$993	11.01%

Mortgage and Mezzanine Loans	154,070	Residential	Manhattan	—	$1,436	8.86%

Preferred Equity	143,183	Office	Manhattan	272,000	$654	5.80%

Mortgage and Mezzanine Loans	98,804	Office	Manhattan	—	$458	6.25%

Mezzanine Loan	88,817	Office	Manhattan	362,908	$79	12.78%

Mortgage Loan	88,501	Office	Manhattan	—	$291	5.48%

Mortgage Loan	84,012	Office	Brooklyn	233,086	$480	11.19%

Mortgage and Mezzanine Loans	83,449	Residential/Retail	Manhattan	—	$501	6.59%

Total	$1,430,239			$3,740,744		8.53%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	29	Fourth Quarter 2018

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	94.3	92.9	91.6	91.6	91.4	$5,082		0.2	56
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.0	99.6	99.6	98.8	98.8	99.6	46,141	5.3	3.6	17
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	79.2	77.5	77.1	75.3	74.0	10,171	1.2	0.8	25
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.9	77.3	83.0	83.5	83.4	76.5	13,933		1.0	59
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.3	99.5	99.6	99.6	99.6	99.6	42,561	4.9	3.3	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.4	88.8	89.3	62.5	61.3	60.7	62,561	7.2	4.8	36
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	91.9	100.0	100.0	100.0	16,810	1.9	1.3	11
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.6	95.7	95.4	96.8	95.0	95.3	84,218	9.7	6.5	200
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	79.0	79.0	79.0	75.8	96.6	14,739	1.7	1.1	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.5	81.0	81.0	76.4	76.4	68.2	54,815	6.3	4.2	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.6	99.9	99.9	99.9	99.9	99.9	43,579	5.0	3.4	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.2	98.8	98.8	98.8	98.8	98.8	63,714	7.4	4.9	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,810	1.1	0.8	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,960	1.7	1.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.0	93.7	90.3	89.3	89.3	86.2	34,183	3.9	2.6	21
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.0	98.0	96.5	98.9	98.9	98.8	49,234	5.7	3.8	30
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.7	97.6	94.2	95.8	95.2	97.9	48,958	5.7	3.8	51
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.1	85.5	82.2	96.7	98.1	98.1	87,029	10.1	6.7	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.2	89.8	88.5	88.5	90.5	90.0	41,452	4.8	3.2	38
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.5	100.0	100.0	100.0	100.0	100.0	74,902	9.0	5.8	2

Subtotal / Weighted Average				20	12,387,091	47.6%	93.7%	92.8%	91.7%	91.5%	91.1%	$818,852	92.4%	63.1%	666

Total / Weighted Average Consolidated Properties				20	12,387,091	47.6%	93.7%	92.8%	91.7%	91.5%	91.1%	$818,852	92.4%	63.1%	666

UNCONSOLIDATED PROPERTIES
"Same Store"
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.2	90.0	91.2	92.0	92.3	93.4	$62,881		2.4	33
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.7	89.5	92.8	92.8	92.8	93.0	112,778		4.4	37
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.8	94.7	91.7	94.2	90.2	90.2	32,039		1.3	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	93.1	92.4	96.4	94.6	95.0	36,082		1.7	43
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.6	100.0	100.0	100.0	100.0	100.0	98,481		3.9	9
Added to Same Store in 2018
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.4	83.7	83.7	83.7	81.1	77.6	29,346		1.2	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.9	100.0	100.0	100.0	100.0	100.0	159,123		7.4	11

Subtotal / Weighted Average				7	7,161,458	27.5%	95.4%	95.9%	96.4%	95.9%	95.9%	$530,730		22.3%	214

"Non Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.4	73.4	81.6	81.6	N/A	N/A	$26,488		1.0	3
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.7	98.5	98.5	98.5	98.5	98.4	135,247		6.0	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.9	96.9	98.5	98.5	98.5	98.5	136,411		2.6	25

Subtotal / Weighted Average				3	4,167,725	16.0%	95.5%	97.0%	97.0%	98.5%	98.5%	$298,146		9.6%	41

Total / Weighted Average Unconsolidated Properties				10	11,329,183	43.6%	95.4%	96.3%	96.6%	96.8%	96.8%	$828,876		31.9%	255

Manhattan Operating Properties Grand Total / Weighted Average				30	23,716,274	91.2%	94.5%	94.5%	94.0%	94.0%	93.8%	$1,647,728			921
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,226,920		94.9%
Manhattan Operating Properties Same Store Occupancy %					19,548,549	82.4%	94.3%	93.9%	93.4%	93.1%	92.9%
Manhattan Operating Properties Same Store Leased Occupancy %							95.7%	95.7%	95.8%	95.4%	95.8%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	30	Fourth Quarter 2018

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1.0	97.5	92.9	92.9	86.8	92.2	$6,334	0.7	0.5	15
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	86.1	87.3	87.3	87.3	87.5	5,481	0.6	0.4	7
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.9	99.9	100.0	100.0	100.0	100.0	6,137	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.5	100.0	100.0	100.0	100.0	99.3	15,465	1.8	1.2	22
"Same Store" Westchester, New York Subtotal/Weighted Average				4	1,107,000	4.3%	96.3%	95.6%	95.6%	94.2%	95.2%	$33,417	3.9%	2.6%	52

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	88.4	87.7	87.4	85.5	90.0	$9,317	1.1	0.7	60
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	99.5	97.0	97.0	94.6	97.0	1,280	0.1	0.1	9
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	58.0	70.9	75.4	76.9	76.9	2,618	0.3	0.2	18
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	85.3	85.3	92.4	92.4	92.4	3,086	0.4	0.2	13
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.6	98.6	98.6	98.6	98.3	995	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.7	93.7	93.7	93.7	93.7	93.7	4,212	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	765	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	85.5	85.5	84.7	80.5	80.9	5,812	0.7	0.4	24
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.6	89.7	90.4	90.4	97.4	94.6	4,394	0.5	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	4.6%	86.6%	87.8%	88.7%	88.5%	89.5%	$32,479	3.8%	2.5%	169

Total / Weighted Average Consolidated Properties				13	2,295,200	8.8%	91.3%	91.6%	92.0%	91.3%	92.3%	$65,896	7.6%	5.1%	221

Suburban Operating Properties Grand Total / Weighted Average				13	2,295,200	8.8%	91.3%	91.6%	92.0%	91.3%	92.3%	$65,896			221
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$65,896		5.1%
Suburban Operating Properties Same Store Occupancy %					2,295,200	100.0%	91.3%	91.6%	92.0%	91.3%	92.3%
Suburban Operating Properties Same Store Leased Occupancy %							91.8%	92.1%	92.2%	92.4%	92.7%

Supplemental Information	31	Fourth Quarter 2018

SELECTED PROPERTY DATA Retail and Residential Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.3	100.0	100.0	100.0	100.0	100.0	$2,946	1.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.8	100.0	100.0	100.0	100.0	100.0	3,587	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,620	0.9	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	9.4	96.7	96.7	89.6	89.6	89.6	13,753	3.1	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	37.0	100.0	99.4	99.4	99.4	100.0	17,696	20.1	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	16.4	100.0	100.0	100.0	100.0	100.0	50,663	6.3	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	2.9	100.0	100.0	100.0	100.0	100.0	15,052	17.1	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.8	100.0	100.0	100.0	100.0	100.0	1,891	1.9	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.1	100.0	100.0	100.0	100.0	100.0	1,801	2.0	3
Added to Same Store in 2018
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.7	100.0	100.0	100.0	100.0	100.0	3,406	3.9	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7.9	88.3	88.3	67.5	67.5	67.5	27,503	15.6	3
Subtotal/Weighted Average				13	637,543	87.3%	98.6%	98.3%	95.7%	95.7%	95.9%	$139,918	73.2%	42

"Non Same Store" Retail
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.9	100.0	N/A	N/A	N/A	N/A	$590	0.7	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	9.5	100.0	100.0	100.0	100.0	100.0	33,190	18.8	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.9	100.0	N/A	N/A	N/A	N/A	3,392	3.8	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.4	100.0	100.0	—	—	—	4,000	3.4	1
Subtotal/Weighted Average				4	92,279	12.7%	100.0%	100.0%	87.3%	87.3%	87.3%	$41,172	26.8%	4

Total / Weighted Average Retail Properties				17	729,822	100.0%	98.8%	98.5%	94.8%	94.8%	95.0%	$181,090	100.0%	46

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	96.1	95.8	95.5	95.5	85.9	$4,260	$16,306
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	92.8	91.6	90.8	92.3	92.3	3,716	12,530
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	95.2	95.2	95.2	98.4	96.8	3,626	5,755
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	94.8	99.0	95.8	94.8	99.0	4,075	4,767
Stonehenge Portfolio	Various		Fee Interest	8	938,911	1,064	95.2	95.5	95.9	96.1	94.1	4,301	59,815
Added to Same Store in 2018
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	86.0	88.9	82.9	79.4	77.6	3,799	52,183
Subtotal/Weighted Average				12	2,601,856	3,058	91.5%	92.7%	90.4%	89.4%	87.0%	$4,028	$151,356

Total / Weighted Average Residential Properties				12	2,601,856	3,058	91.5%	92.7%	90.4%	89.4%	87.0%	$4,028	$151,356

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	32	Fourth Quarter 2018

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.8	18.0	17.0	17.0	17.0	17.0	$136	0.5	$8,489	5
185 Broadway	100.0	Lower Manhattan	Fee Interest	1	259,856	31.2	—	—	—	—	—	—	—	70,997	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	5.1	100.0	100.0	100.0	100.0	100.0	4,000	13.6	68,752	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	19.2	96.0	—	3.0	5.2	67.8	20,124	68.2	232,691	2
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	41.6	72.1	62.4	58.2	58.2	58.2	21,031	17.7	345,748	12
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	100.0	—	—	7,157	—
Total / Weighted Average Development / Redevelopment Properties				7	834,101	100.0%	54.0%	31.6%	30.4%	30.8%	42.9%	$45,291	100.0%	$733,834	20

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity
					Land Contributed		Equity Contributed		Contributions		Financing		Total
Building	Gross	Ownership	Estimated	Percentage		Market							Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Budget (1)

One Vanderbilt	1,730,989	71.0	Q3 2020	52.0	$331,490	$235,946	$474,230	$317,778	$65,821	$134,735	$375,000	$1,375,000	$3,310,000

Total Construction In Progress					$331,490	$235,946	$474,230	$317,778	$65,821	$134,735	$375,000	$1,375,000	$3,310,000

(1) Includes joint venture fees paid to the Company, including development and financing fees, direct personnel expense and leasing commissions, $56.8 million of which have been funded as of 12/31/2018. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	33	Fourth Quarter 2018

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street (1)	100.0	Plaza District	Fee Interest	2	23,610	1.2	18.0	17.0	17.0	17.0	17.0	$136	—	0.1	5
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,406	1.0	1.6	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.3	100.0	N/A	N/A	N/A	N/A	590	0.2	0.3	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	11.5	100.0	99.4	99.4	99.4	100.0	14,104	4.1	6.5	9
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.3	100.0	N/A	N/A	N/A	N/A	3,392	1.0	1.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	100.0	100.0	—	—	—	4,000	1.2	1.4	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	15,052	4.3	6.9	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,891	0.5	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,801	0.5	0.8	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	100.0	—	—	—	—

Subtotal / Weighted Average				11	349,645	18.3%	94.2%	93.5%	90.5%	90.5%	91.2%	$44,372	12.8%	19.3%	27

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,946	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,587	1.0	0.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,620	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.6	96.7	96.7	89.6	89.6	89.6	13,753	4.0	1.3	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.7	100.0	100.0	100.0	100.0	100.0	33,190	9.5	7.6	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.3	100.0	100.0	100.0	100.0	100.0	50,663	14.6	2.5	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	88.3	88.3	67.5	67.5	67.5	27,503	7.9	6.3	3

Subtotal / Weighted Average				9	352,174	18.6%	97.4%	97.4%	92.7%	92.7%	92.6%	$133,262	38.3%	19.1%	23

Total / Weighted Average Prime Retail				20	701,819	36.9%	95.8%	95.5%	91.6%	91.6%	91.9%	$177,634	51.1%	39.0%	50

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.3	100.0	100.0	100.0	100.0	100.0	$3,330	1.0	1.5	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.9	98.7	98.7	98.7	86.8	86.8	2,953	0.8	1.2	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.7	100.0	100.0	100.0	100.0	100.0	4,781	1.4	2.2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.9	85.6	85.6	85.6	85.6	85.6	2,877	0.8	1.3	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	100.0	3,531	1.0	1.6	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	75.4	75.4	75.4	75.4	1,693	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	577	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.4	100.0	100.0	100.0	100.0	96.5	4,822	1.4	2.2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.9	100.0	100.0	100.0	100.0	100.0	2,362	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.2	100.0	100.0	100.0	100.0	100.0	5,792	1.7	2.7	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.2	100.0	100.0	100.0	100.0	100.0	2,086	0.6	1.0	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	34,836	1.8	68.7	—	—	—	100.0	8,900	2.6	4.1	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.0	100.0	100.0	100.0	100.0	100.0	23,514	6.8	10.8	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,439	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,770	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.4	100.0	100.0	100.0	100.0	100.0	3,108	0.9	1.4	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	72.3	72.3	100.0	100.0	100.0	2,559	0.7	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.0	100.0	100.0	100.0	100.0	100.0	4,305	1.2	2.0	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.0	100.0	100.0	100.0	100.0	100.0	6,766	1.9	3.1	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,826	0.8	1.3	6
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956	9.8	100.0	100.0	100.0	100.0	100.0	32,431	9.3	8.5	9

Subtotal / Weighted Average				22	820,164	43.5%	96.9%	94.0%	94.8%	94.6%	98.6%	$126,706	36.5%	51.3%	118

(1) Development / Redevelopment properties.

Supplemental Information	34	Fourth Quarter 2018

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Dec-18	Sep-18	Jun-18	Mar-18	Dec-17	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		5.0	59.9	59.9	59.9	N/A	N/A	$14,106	4.1	3.3	1
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.1	100.0	100.0	100.0	100.0	100.0	3,764	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.0	98.7	98.7	98.7	96.6	96.6	3,597	1.0	1.0	6
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461		0.2	81.1	100.0	100.0	100.0	100.0	453	0.1	0.1	4
55 West 46th Street (1)	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.1	100.0	100.0	100.0	100.0	100.0	3,800	1.1	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.5	100.0	100.0	100.0	100.0	12.5	2,181	0.6	0.5	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.8	100.0	100.0	100.0	100.0	100.0	5,445	1.6	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,926	0.6	0.5	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.6	100.0	100.0	100.0	100.0	100.0	3,607	1.0	0.8	5
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.6	97.2	97.2	100.0	100.0	100.0	1,316	0.4	0.1	7
Stonehenge Portfolio	Various		Fee Interest	3	22,551		1.2	88.9	83.1	83.1	88.9	88.9	2,857	0.8	0.1	9

Subtotal / Weighted Average				14	373,445		19.7%	88.7%	88.6%	88.7%	98.6%	89.9%	$43,262	12.5%	9.6%	53

Total / Weighted Average Other Retail				36	1,193,609		63.0%	94.3%	92.3%	92.9%	95.6%	96.4%	$169,969	48.9%	61.0%	171

Retail Grand Total / Weighted Average				56	1,895,428		100.0%	94.9%	93.5%	92.4%	94.1%	94.7%	$347,604	100.0%		221
Retail Grand Total - SLG share of Annualized Rent													$216,983		100.0%

(1) Redevelopment property.
(2) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Fourth Quarter 2018

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

		Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	Dec 2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	May 2037	1,265,841	77,495	46,497	3.2%	61.22
	1055 Washington Blvd	Jan 2022	2,525	94	94	—%	37.25
			2,415,247	$150,159	$119,161	8.2%	$62.17	A

Viacom International, Inc.	1515 Broadway	Jun 2031	1,470,284	92,469	52,707	3.6%	$62.89
		Mar 2028	9,106	1,878	1,070	0.1%	206.22
			1,479,390	$94,347	$53,777	3.7%	$63.77	BBB-

Ralph Lauren Corporation	625 Madison Avenue	Dec 2019	386,785	31,354	31,354	2.2%	$81.06	A-
Sony Corporation	11 Madison Avenue	Jan 2031	578,791	44,357	26,614	1.8%	$76.64	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	Dec 2021	577,438	46,709	23,822	1.6%	$80.89
King & Spalding	1185 Avenue of the Americas	Oct 2025	218,275	20,109	20,109	1.4%	$92.13
Visiting Nurse Service of New York	220 East 42nd Street	Sep 2048	308,115	18,933	18,933	1.3%	$61.45

The City of New York	100 Church Street	Mar 2034	509,068	18,528	18,528	1.3%	$36.40
	420 Lexington Avenue	Oct 2030	4,077	279	279	0.1%	68.48
			513,145	$18,807	$18,807	1.4%	$36.65	Aa2

Advance Magazine Group, Fairchild Publications	750 Third Avenue	Feb 2021	286,622	14,720	14,720	1.0%	$51.36
	485 Lexington Avenue	Feb 2021	52,573	3,654	3,654	0.3%	69.50
			339,195	$18,374	$18,374	1.3%	$54.17

Metro-North Commuter Railroad Company	420 Lexington Avenue	Nov 2034	334,654	17,922	17,922	1.2%	$53.55
	110 East 42nd Street	Oct 2021	1,840	115	115	—%	62.64
			336,494	$18,037	$18,037	1.2%	$53.60	Aa2

Giorgio Armani Corporation	752-760 Madison Avenue	Dec 2024	21,124	15,052	15,052	1.0%	$712.54
	717 Fifth Avenue	Sep 2022	46,940	22,027	2,401	0.2%	469.26
	762 Madison Avenue	Dec 2024	1,264	239	215	—%	188.96
			69,328	$37,318	$17,668	1.2%	$538.28

News America Incorporated	1185 Avenue of the Americas	Nov 2020	165,086	17,377	17,377	1.2%	$105.26	BBB+
Nike Retail Services, Inc.	650 Fifth Avenue	Jan 2033	69,214	33,190	16,595	1.1%	$479.53	AA-

C.B.S. Broadcasting, Inc.	555 West 57th Street	Dec 2023	338,527	15,315	15,315	1.1%	$45.24
	Worldwide Plaza	Jan 2027	32,598	2,128	518	0.1%	65.28
			371,125	$17,443	$15,833	1.2%	$47.00	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	Apr 2032	231,114	14,749	14,749	1.0%	$63.82
	1055 Washington Blvd.	Oct 2028	23,800	863	863	0.1%	36.25
			254,914	$15,612	$15,612	1.1%	$61.24	BBB+

National Hockey League	1185 Avenue of the Americas	Nov 2022	148,217	15,319	15,319	1.1%	$103.35
Cravath, Swaine & Moore LLP	Worldwide Plaza	Aug 2024	617,135	62,225	15,152	1.0%	$100.83

WME IMG, LLC	304 Park Avenue	Apr 2028	129,313	9,424	9,424	0.6%	$72.88
	11 Madison Avenue	Sep 2030	103,426	9,056	5,434	0.4%	87.56
			232,739	$18,480	$14,858	1.0%	$79.40

WeWork	609 Fifth Avenue	Apr 2035	138,563	11,224	11,224	0.8%	$81.00
	2 Herald Sqaure	Feb 2036	123,633	6,852	3,494	0.2%	55.42
			262,196	$18,076	$14,718	1.0%	$68.94

Amerada Hess Corp.	1185 Avenue of the Americas	Dec 2027	167,169	$14,555	$14,555	1.0%	$87.07	BBB-

Total			9,509,998	$710,781	$506,675	35.0%	$74.74

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	36	Fourth Quarter 2018

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.8%	—%
Business Services	2.4%	—%
Financial Services	32.2%	31.3%
Government / Non Profit	3.2%	1.2%
Legal	8.6%	14.7%
Manufacturing	2.4%	9.6%
Medical	2.8%	0.2%
Other	5.4%	6.6%
Professional Services	6.6%	12.4%
Retail	11.8%	1.0%

TAMI
Technology	1.8%	7.2%
Advertising	3.9%	—%
Media	13.8%	15.8%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	37	Fourth Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/18			1,340,728

Less: Sold Vacancies	3 Columbus Circle		(29,038)

Space which became available during the Quarter (2):
Office
	30 East 40th Street	1	929	929	$87.39
	100 Park Avenue	3	40,604	42,530	72.45
	110 Greene Street	4	22,949	18,294	75.28
	220 East 42nd Street	1	12,700	13,716	45.00
	280 Park Avenue	2	40,328	40,328	145.42
	420 Lexington Avenue	7	10,238	14,096	62.66
	461 Fifth Avenue	1	6,516	6,993	114.97
	521 Fifth Avenue	1	1,634	1,967	92.41
	625 Madison Avenue	1	4,000	4,000	88.93
	1185 Avenue of the Americas	1	30,700	33,793	101.07
	1350 Avenue of the Americas	1	3,876	3,894	86.38
	2 Herald Square	1	30,222	29,600	62.04
	World Wide Plaza	1	33,049	33,181	60.95
	Total/Weighted Average	25	237,745	243,321	$85.72

Retail
	125 Park Avenue	1	621	621	$200.61
	625 Madison Avenue	1	2,866	2,866	155.24
	Total/Weighted Average	2	3,487	3,487	$163.32

Storage
	420 Lexington Avenue	1	548	916	$11.05
	521 Fifth Avenue	1	180	180	20.00
	625 Madison Avenue	1	612	612	26.00
	Total/Weighted Average	3	1,340	1,708	$17.35

	Total Space which became available during the quarter
	Office	25	237,745	243,321	$85.72
	Retail	2	3,487	3,487	$163.32
	Storage	3	1,340	1,708	$17.35
		30	242,572	248,516	$86.34

	Total Available Space		1,554,262

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Fourth Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,554,262

Office
	30 East 40th Street	2	8.2	1,940	2,476	$57.67	$—	$61.06	3.3
	100 Park Avenue	1	1.3	30,503	34,044	70.03	59.04	—	—
	110 East 42nd Street	1	8.3	3,656	4,313	61.00	52.42	78.41	4.0
	110 Greene Street	3	5.9	10,235	10,348	77.43	60.66	39.34	1.4
	220 East 42nd Street	1	7.0	6,392	7,153	58.00	—	95.38	1.0
	304 Park Avenue South	1	9.5	17,485	18,032	70.00	46.49	60.00	11.0
	420 Lexington Avenue	9	4.4	13,189	18,212	63.59	59.99	16.99	0.6
	461 Fifth Avenue	1	7.4	6,516	6,933	90.00	77.34	122.81	4.5
	521 Fifth Avenue	1	10.4	15,842	17,538	62.00	—	96.37	5.0
	625 Madison Avenue	1	0.5	4,000	4,000	88.93	88.93	—	—
	711 Third Avenue	1	15.8	17,580	19,025	60.00	58.52	106.12	9.0
	750 Third Avenue	1	1.1	11,465	11,779	68.00	66.39	—	—
	800 Third Avenue	2	5.1	4,102	3,951	66.62	—	—	1.1
	810 Seventh Avenue	2	6.7	23,279	26,018	71.33	73.74	17.04	5.0
	1185 Avenue of the Americas	5	11.6	65,705	71,252	78.72	81.68	85.00	12.0
	1350 Avenue of the Americas	3	6.3	11,501	11,793	82.05	—	109.19	2.7
	Total/Weighted Average	35	7.9	243,390	266,867	$71.69	$67.25	$57.40	5.9

Retail
	625 Madison Avenue	1	5.0	2,866	2,866	$90.00	$155.24	$—	2.0
	Total/Weighted Average	1	5.0	2,866	2,866	$90.00	$155.24	$—	2.0

Storage
	420 Lexington Avenue	1	4.0	548	916	$15.00	$11.05	$—	—
	625 Madison Avenue	1	0.5	612	612	26.00	26.00	—	—
	Total/Weighted Average	2	2.6	1,160	1,528	$19.41	$17.04	$—	—

Leased Space
	Office (3)	35	7.9	243,390	266,867	$71.69	$67.25	$57.40	5.9
	Retail	1	5.0	2,866	2,866	$90.00	$155.24	$—	2.0
	Storage	2	2.6	1,160	1,528	$19.41	$17.04	$—	—
	Total	38	7.8	247,416	271,261	$71.59	$68.08	$56.47	5.8

Total Available Space as of 12/31/18				1,306,846

Early Renewals
Office
	10 East 53rd Street	1	3.1	8,129	8,925	$150.24	$129.64	$—	—
	280 Park Avenue	1	2.5	35,983	35,631	106.00	91.54	—	1.0
	420 Lexington Avenue	4	4.1	7,256	11,091	64.54	65.26	1.74	1.3
	521 Fifth Avenue	1	5.5	6,238	6,580	72.00	72.77	—	6.0
	810 Seventh Avenue	1	5.0	12,869	16,585	62.00	50.79	10.00	5.0
	1350 Avenue of the Americas	1	2.1	10,168	10,168	84.00	81.97	—	1.0
	Total/Weighted Average	9	3.4	80,643	88,980	$92.04	$82.01	$2.08	2.1

Retail
	100 Church Street	1	6.4	3,000	2,866	$102.56	$102.56	$—	—
	Total/Weighted Average	1	6.4	3,000	2,866	$102.56	$102.56	$—	—

Storage
	100 Church Street	2	6.4	11,583	11,780	$5.80	$5.80	$—	—
	420 Lexington Avenue	1	3.0	47	102	28.00	26.76	—	—
	810 Seventh Avenue	1	5.0	536	619	19.39	19.39	—	5.0
	Total/Weighted Average	4	6.3	12,166	12,501	$6.65	$6.64	$—	0.2

Renewals
	Early Renewals Office	9	3.4	80,643	88,980	$92.04	$82.01	$2.08	2.1
	Early Renewals Retail	1	6.4	3,000	2,866	$102.56	$102.56	$—	—
	Early Renewals Storage	4	6.3	12,166	12,501	$6.65	$6.64	$—	0.2
	Total	14	3.8	95,809	104,347	$82.10	$73.54	$1.77	1.8

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $72.60/rsf for 205,906 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $78.47/rsf for 294,886 rentable SF.

Supplemental Information	39	Fourth Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/18			196,333

Space which became available during the Quarter (2):
Office
	200 Summit Lake Drive, Valhalla, New York	1	3,110	3,110	$26.61
	1 Landmark Square, Stamford, Connecticut	1	4,585	4,585	44.38
	3 Landmark Square, Stamford, Connecticut	1	16,774	16,774	34.65
	1010 Washington Boulevard, Stamford, Connecticut	1	982	982	36.49
	Total/Weighted Average	4	25,451	25,451	$35.49

Storage
	500 Summit Lake Drive, Valhalla, New York	1	150	150	$14.50
	5 Landmark Square, Stamford, Connecticut	1	100	100	15.00
	Total/Weighted Average	2	250	250	$14.70

	Total Space which became available during the Quarter
	Office	4	25,451	25,451	$35.49
	Storage	2	250	250	$14.70
		6	25,701	25,701	$35.29

	Total Available Space		222,034

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Fourth Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				222,034

Office
	100 Summit Lake Drive, Valhalla, New York	2	8.2	11,528	12,043	$25.47	$28.10	$37.42	8.3
	1 Landmark Square, Stamford, Connecticut	2	6.8	6,030	6,030	42.24	44.38	13.20	5.8
	2 Landmark Square, Stamford, Connecticut	1	3.2	1,182	1,375	33.50	—	5.00	2.0
	Total/Weighted Average	5	7.4	18,740	19,448	$31.24	$36.30	$27.62	7.0

Retail
	1 Landmark Square, Stamford, Connecticut	2	4.4	614	614	$34.00	$—	$—	3.0
	Total/Weighted Average	2	4.4	614	614	$34.00	$—	$—	3.0

Storage
	1 Landmark Square, Stamford, Connecticut	1	3.6	100	110	$15.00	$—	$—	—
	5 Landmark Square, Stamford, Connecticut	1	5.2	100	100	15.00	—	—	—
	Total/Weighted Average	2	4.3	200	210	$15.00	$—	$—	—

Leased Space
	Office (3)	5	7.4	18,740	19,448	$31.24	$36.30	$27.62	7.0
	Retail	2	4.4	614	614	$34.00	$—	$—	3.0
	Storage	2	4.3	200	210	$15.00	$—	$—	—
	Total	9	7.3	19,554	20,272	$31.15	$36.30	$26.49	6.9

Total Available Space as of 12/31/18				202,480

Early Renewals
Office
	200 Summit Lake Drive, Valhalla, New York	1	7.6	112,584	112,584	$25.00	$26.74	$25.00	7.0
	1 Landmark Square, Stamford, Connecticut	1	7.4	1,400	1,400	38.00	38.62	7.50	5.0
	1055 Washington Boulevard, Stamford, Connecticut	1	3.0	2,525	2,525	39.60	37.95	—	4.0
	Total/Weighted Average	3	7.5	116,509	116,509	$25.47	$27.13	$24.25	6.9

Retail
	1 Landmark Square, Stamford, Connecticut	1	2.2	338	338	$34.00	$37.49	$—	3.0
	Total/Weighted Average	1	2.2	338	338	$34.00	$37.49	$—	3.0

Storage
	200 Summit Lake Drive, Valhalla, New York	1	7.6	2,000	2,000	$11.00	$11.00	$—	—
		1	7.6	2,000	2,000	$11.00	$11.00	$—	—

Renewals
	Early Renewals Office	3	7.5	116,509	116,509	$25.47	$27.13	$24.25	6.9
	Early Renewals Retail	1	2.2	338	338	$34.00	$37.49	$—	3.0
	Early Renewals Storage	1	7.6	2,000	2,000	$11.00	$11.00	$—	—
	Total	5	7.5	118,847	118,847	$25.25	$26.88	$23.77	6.8

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $35.08/rsf for 9,100 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $26.17/rsf for 125,609 rentable SF.

Supplemental Information	41	Fourth Quarter 2018

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2018(1)	9	22,898	0.19%	$1,536,831	$67.12	$100.62	5	16,730	0.15%	$1,523,868	$91.09	$72.67

1st Quarter 2019	13	85,157	0.70%	$6,046,396	$71.00	$73.38	2	202,722	1.82%	$16,897,788	$83.35	$84.78
2nd Quarter 2019	20	64,365	0.53%	5,505,414	85.53	97.18	7	42,193	0.38%	3,638,127	86.23	80.68
3rd Quarter 2019	9	97,569	0.80%	7,135,581	73.13	72.75	10	82,738	0.74%	5,586,862	67.52	77.19
4th Quarter 2019	30	618,102	5.06%	48,040,655	77.72	69.10	6	32,098	0.29%	2,992,213	93.22	109.60

Total 2019	72	865,193	7.09%	$66,728,046	$77.13	$72.02	25	359,751	3.23%	$29,114,990	$80.93	$84.77

2020	92	2,272,494	18.60%	$152,163,212	$66.96	$70.30	23	249,004	2.24%	$17,756,290	$71.31	$74.82
2021	105	1,191,293	9.75%	72,109,224	60.53	67.51	32	932,426	8.39%	69,555,534	74.60	75.30
2022	90	1,048,783	8.58%	72,400,832	69.03	76.61	33	348,017	3.13%	39,195,339	112.62	119.29
2023	73	853,016	6.98%	52,668,025	61.74	65.76	18	459,849	4.14%	38,188,805	83.05	79.56
2024	35	299,349	2.45%	21,359,670	71.35	74.12	24	1,031,059	9.27%	101,559,921	98.50	85.98
2025	36	554,077	4.54%	53,524,504	96.60	90.02	12	497,458	4.47%	39,844,313	80.10	83.70
2026	30	788,512	6.45%	51,612,141	65.46	68.45	17	480,419	4.32%	49,691,923	103.43	109.48
2027	38	578,686	4.74%	44,650,725	77.16	73.01	17	310,167	2.79%	26,193,603	84.45	91.44
Thereafter	91	3,743,016	30.63%	223,926,495	59.83	67.40	55	6,434,692	57.87%	416,251,258	64.69	81.74
	671	12,217,317	100.00%	$812,679,705	$66.52	$70.54	261	11,119,572	100.00%	$828,875,844	$74.54	$84.16

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to December 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	42	Fourth Quarter 2018

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2018(1)	9	71,273	3.64%	$2,709,023	$38.01	$38.17	—	—	—%	$—	$—	$—

1st Quarter 2019	7	21,566	1.10%	$719,937	$33.38	$39.86	—	—	—%	$—	$—	$—
2nd Quarter 2019	7	19,083	0.97%	668,151	35.01	36.57	—	—	—%	—	—	—
3rd Quarter 2019	10	34,713	1.77%	1,120,499	32.28	37.28	—	—	—%	—	—	—
4th Quarter 2019	6	172,242	8.79%	5,122,185	29.74	27.92	—	—	—%	—	—	—

Total 2019	30	247,604	12.63%	$7,630,772	$30.82	$30.94	—	—	—%	$—	$—	$—

2020	37	248,056	12.66%	$9,125,479	$36.79	$37.58	—	—	—%	$—	$—	$—
2021	38	272,678	13.91%	10,079,197	36.96	37.16	—	—	—%	—	—	—
2022	28	126,582	6.46%	5,004,423	39.54	39.05	—	—	—%	—	—	—
2023	25	159,769	8.15%	5,631,282	35.25	35.14	—	—	—%	—	—	—
2024	8	49,924	2.55%	1,634,598	32.74	32.02	—	—	—%	—	—	—
2025	9	87,449	4.46%	2,945,942	33.69	35.08	—	—	—%	—	—	—
2026	16	258,795	13.20%	9,313,444	35.99	36.96	—	—	—%	—	—	—
2027	5	190,387	9.71%	4,852,149	25.49	27.42	—	—	—%	—	—	—
Thereafter	16	247,434	12.63%	6,970,040	28.17	28.64	—	—	—%	—	—	—
	221	1,959,951	100.00%	$65,896,349	$33.62	$34.15	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to December 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	43	Fourth Quarter 2018

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2018 (1)	—	—	—%	$—	$—	$—	1	3,600	1.08%	$244,777	$67.99	$250.00
2019	5	15,425	4.61%	4,055,337	262.91	217.26	3	7,297	2.20%	81,556	11.18	11.74
2020	4	8,201	2.45%	924,610	112.74	187.31	4	43,558	13.12%	7,071,651	162.35	161.34
2021	1	108,148	32.32%	7,478,296	69.15	70.00	1	11,432	3.44%	3,907,086	341.77	159.06
2022	1	1,165	0.35%	203,527	174.70	299.00	2	50,808	15.31%	25,567,920	503.23	510.78
2023	3	9,825	2.94%	1,168,476	118.93	138.76	3	12,906	3.89%	2,076,501	160.89	228.74
2024	4	74,286	22.20%	17,664,002	237.78	242.25	1	7,793	2.35%	4,950,360	635.23	898.00
2025	3	33,944	10.14%	958,754	28.25	24.15	—	—	—%	—	—	—
2026	1	5,218	1.56%	3,406,360	652.81	537.00	3	69,206	20.85%	26,755,434	386.61	372.53
2027	1	1,358	0.41%	125,481	92.40	96.00	1	3,655	1.10%	675,083	184.70	158.00
Thereafter	4	77,083	23.02%	8,388,324	108.82	128.72	4	121,627	36.66%	61,931,842	509.19	510.63
	27	334,653	100.00%	$44,373,167	$132.59	$136.98	23	331,882	100.00%	$133,262,210	$401.53	$404.36
Vacancy (5)		12,463				100.89		2,255				78.00
		347,116				$135.68		334,137				$402.15

Other Retail
2018 (1)	2	7,590	0.95%	$944,179	$124.40	$213.00	—	—	—%	$—	$—	$—
2019	4	48,189	6.01%	4,816,202	99.94	132.96	2	7,400	2.22%	1,219,995	164.86	199.35
2020	7	20,225	2.52%	5,153,371	254.80	361.70	2	6,050	1.82%	571,745	94.50	127.44
2021	11	23,579	2.94%	2,930,604	124.29	164.89	4	5,185	1.56%	434,589	83.82	90.51
2022	12	124,293	15.50%	17,025,233	136.98	178.11	8	75,265	22.62%	16,693,090	221.79	247.90
2023	8	44,567	5.56%	6,693,307	150.19	157.34	5	16,003	4.81%	2,164,684	135.27	123.73
2024	8	29,730	3.71%	7,284,989	245.04	223.48	5	14,543	4.37%	1,383,481	95.13	87.59
2025	10	33,285	4.15%	11,933,178	358.52	361.72	1	330	0.10%	45,796	138.78	127.00
2026	6	19,697	2.46%	9,083,881	461.18	438.78	5	40,220	12.09%	6,389,530	158.86	169.13
2027	14	66,455	8.29%	16,311,032	245.44	267.63	5	12,704	3.82%	1,531,865	120.58	125.37
Thereafter	36	384,222	47.91%	44,530,955	115.90	123.06	16	155,019	46.59%	12,827,169	82.75	82.20
	118	801,832	100.00%	$126,706,931	$158.02	$175.56	53	332,719	100.00%	$43,261,944	$130.03	$137.68
Vacancy (5)		19,864				177.00		41,594				242.80
		821,696				$175.60		374,313				$149.36

	(1) Includes month to month holdover tenants that expired prior to December 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	44	Fourth Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2018
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	95.7
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	93.7
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	90.0
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	98.5
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	88.8
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	79.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	98.0
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	81.0
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	94.7
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	96.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		81.0
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	93.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	94.0
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.6
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	94.7
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	98.5
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	79.2
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	83.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	77.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	94.3
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	96.9
					43,133,923	$23,424,130
2018 Acquisitions
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	$266,000	81.6	73.4
					369,000	$266,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	45	Fourth Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114
2018 Sales
Jan-18	600 Lexington Avenue	Grand Central North	100.0%	Fee Interest	303,515	$305,000	$1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					3,627,496	$4,004,000	$1,104

Supplemental Information	46	Fourth Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2018
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	86.2
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	96.3
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	89.7
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					1,358,000	$184,400	$136
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	47	Fourth Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2018
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	94.5
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	90.2
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	94.8
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	96.7
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	—
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	98.2
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	72.1
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	95.2
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	86.0
					936,458	$787,546
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	$30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	$57,996	100.0	100.0
					52,017	$144,350
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	48	Fourth Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	49	Fourth Quarter 2018

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	50	Fourth Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	51	Fourth Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017

Net income (loss) attributable to SL Green common stockholders	$(61,219)	$27,982	$232,312	$86,424
Add:
Depreciation and amortization	71,458	84,404	279,507	403,320
Joint venture depreciation and noncontrolling interest adjustments	46,348	29,397	187,147	102,334
Net income (loss) attributable to noncontrolling interests	(3,680)	3,766	12,210	(11,706)
Less:
(Loss) gain on sale of real estate, net	(36,984)	76,497	(30,757)	73,241
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	167,445	—	303,967	16,166
Purchase price fair value adjustment	—	—	57,385	—
Depreciable real estate reserve	(220,852)	(93,184)	(227,543)	(178,520)
Depreciation on non-rental real estate assets	638	554	2,404	2,191
FFO attributable to SL Green common stockholders and noncontrolling interests	$142,660	$161,682	$605,720	$667,294

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Net income (loss)	$(58,320)	$99,454	$115,899	$113,823	$38,335
Interest expense, net of interest income	51,974	55,168	53,611	47,916	60,933
Amortization of deferred financing costs	2,695	2,630	3,546	3,537	4,297
Income taxes	964	168	1,092	507	1,432
Depreciation and amortization	71,458	70,747	67,914	69,388	84,404
Gain on sale of marketable securities	—	—	—	—	—
Loss (gain) on sale of real estate	36,984	2,504	14,790	(23,521)	(76,497)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(167,445)	(70,937)	(72,025)	6,440	—
Purchase price and other fair value adjustments	—	3,057	(11,149)	(49,293)	—
Depreciable real estate reserve	220,852	6,691	—	—	93,184
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	85,786	82,060	86,089	85,144	66,652
EBITDAre	$244,948	$251,542	$259,767	$253,941	$272,740

Supplemental Information	52	Fourth Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017

Net income (loss)	$(58,320)	$38,335	$270,856	$101,069
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(167,445)	—	(303,967)	(16,166)
Purchase price and other fair value adjustments	—	—	(57,385)	—
Loss (gain) on sale of real estate, net	36,984	(76,497)	30,757	(73,241)
Depreciable real estate reserves	220,852	93,184	227,543	178,520
Gain on sale of marketable securities	—	—	—	(3,262)
Depreciation and amortization	71,458	84,404	279,507	403,320
Interest expense, net of interest income	51,974	60,933	208,669	257,045
Amortization of deferred financing costs	2,695	4,297	12,408	16,498
Operating income	158,198	204,656	668,388	863,783

Equity in net loss (income) from unconsolidated joint ventures	2,398	(7,788)	(7,311)	(21,892)
Marketing, general and administrative expense	26,030	28,136	92,631	100,498
Transaction related costs, net	426	(2,199)	1,099	(1,834)
Investment income	(57,952)	(45,130)	(201,492)	(193,871)
Loan loss and other investment reserves, net of recoveries	5,752	—	6,839	—
Non-building revenue	(6,391)	(4,522)	(22,099)	(23,781)
Loss on early extinguishment of debt	14,889	—	17,083	—
Net operating income (NOI)	143,350	173,153	555,138	722,903

Equity in net income (loss) from unconsolidated joint ventures	(2,398)	7,788	7,311	21,892
SLG share of unconsolidated JV depreciation and amortization	46,939	35,136	187,962	126,456
SLG share of unconsolidated JV interest expense, net of interest income	37,266	28,692	144,663	96,554
SLG share of unconsolidated JV amortization of deferred financing costs	1,500	1,696	6,315	8,220
SLG share of unconsolidated JV loss on early extinguishment of debt	—	131	—	3,950
SLG share of unconsolidated JV transaction related costs	—	—	—	110
SLG share of unconsolidated JV investment income	(2,751)	(4,438)	(12,014)	(16,777)
SLG share of unconsolidated JV non-building revenue	(725)	(2,005)	(3,636)	(4,989)
NOI including SLG share of unconsolidated JVs	223,181	240,153	885,739	958,319

NOI from other properties/affiliates	(29,350)	(52,616)	(132,124)	(222,715)
Same-Store NOI	193,831	187,537	753,615	735,604

Ground lease straight-line adjustment	231	524	1,803	2,096
Joint Venture ground lease straight-line adjustment	258	258	1,031	1,078
Straight-line and free rent	(5,626)	(2,186)	(14,747)	(21,701)
Amortization of acquired above and below-market leases, net	(1,184)	(1,266)	(5,425)	(4,702)
Joint Venture straight-line and free rent	(2,574)	(3,418)	(12,134)	(14,117)
Joint Venture amortization of acquired above and below-market leases, net	(1,488)	(2,910)	(5,401)	(13,141)
Same-store cash NOI	$183,448	$178,539	$718,742	$685,117

Supplemental Information	53	Fourth Quarter 2018

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Frank Lee	(415) 352-5679	frank-a.lee@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	54	Fourth Quarter 2018